UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MANAGED ACCOUNTS TRUST

Semiannual Report

June 30, 2020

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from your financial intermediary, such as a broker-dealer or bank, which offers the Portfolio unless you specifically request paper copies from your financial intermediary. Instead, the shareholder reports will be made available on a website, and your financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by following the instructions provided by your financial intermediary.

You may elect to receive all future reports in paper free of charge from your financial intermediary. You should contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios held in your account at the financial intermediary.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Managed Accounts Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In March, the Bank of England reduced its key lending rate

2	PIMCO MANAGED ACCOUNTS TRUST

to 0.10% — a record low. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 1.92% on December 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 4.30%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.43%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -4.64%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -1.87%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.89%.

Global equities generated weak results, driven by a sharp selloff in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities recouped a portion of their losses in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the six-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned -3.08% and global equities, as represented by the MSCI World Index, returned -5.77%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -4.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned -12.83%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -9.78%.

Commodity prices were extremely volatile and generally moved lower. When the reporting period began, Brent crude oil was approximately $66 a barrel. It ended the

SEMIANNUAL REPORT	JUNE 30, 2020	3

Letter from the Chair of the Board & President (Cont.)

reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 6.46% versus the British pound, but the U.S. dollar fell 0.63% and 0.19% versus the yen and the euro, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO MANAGED ACCOUNTS TRUST

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolios currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolios’ compliance calculations, including those used in the Portfolios’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Portfolios’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Portfolios’ service providers and disrupt the Portfolios’ operations.

SEMIANNUAL REPORT	JUNE 30, 2020	5

Important Information About the Portfolios (Cont.)

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

Certain Portfolios may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Portfolio returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolios or on certain instruments in which the Portfolios invest are not known and could result in losses to a Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The Portfolios may be subject to various risks as described in each Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes. Historical performance for a Portfolio may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the termination or reduction of any such fee waivers or expense limitations.

The dividend rate that a Portfolio pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a

6	PIMCO MANAGED ACCOUNTS TRUST

Portfolio’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Portfolio. As portfolio and market conditions change, the rate of distributions on the common shares and a Portfolio’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Portfolio distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to

SEMIANNUAL REPORT	JUNE 30, 2020	7

Important Information About the Portfolios (Cont.)

portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/FISH, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/FISH, and will be made available, upon request, by calling PIMCO at (800) 927-4648. Prior to its use of Form N-PORT, each Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Portfolio’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Portfolio to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Portfolios’ investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Portfolios is uncertain.

8	PIMCO MANAGED ACCOUNTS TRUST

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SEMIANNUAL REPORT	JUNE 30, 2020	9

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2020†§

Corporate Bonds & Notes	35.5%
U.S. Government Agencies	26.2%
Asset-Backed Securities	15.8%
U.S. Treasury Obligations	12.1%
Non-Agency Mortgage-Backed Securities	4.5%
Preferred Securities	2.7%
Municipal Bonds & Notes	1.7%
Loan Participations and Assignments	1.3%
Short-Term Instruments‡	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares - Series C	5.05%	7.76%	3.99%	5.35%	9.13%
Bloomberg Barclays U.S. Intermediate Credit Index	4.16%	6.97%	4.18%	4.18%	5.39%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.21%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

10	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance as interest rates decreased.

»	Underweight exposure to emerging market external debt contributed to relative performance, as spreads widened.

»	Short exposure to the Australian dollar during the first half of the reporting period contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»	Overweight exposure to financials within investment-grade corporate credit detracted from relative performance, as spreads widened.

»	Positions in U.S. Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates decreased.

»	Overweight exposure to securitized assets, particularly asset-backed securities, detracted from relative performance, as spreads widened.

SEMIANNUAL REPORT	JUNE 30, 2020	11

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2020†§

Corporate Bonds & Notes	66.2%
Asset-Backed Securities	15.7%
Non-Agency Mortgage-Backed Securities	8.4%
U.S. Treasury Obligations	4.0%
U.S. Government Agencies	2.3%
Short-Term Instruments‡	1.6%
Other	1.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Month*	1 Year	5 Year	Commencement of Operations (12/20/13)
Fixed Income SHares - Series LD	2.94%	4.45%	3.26%	3.55%
ICE BofAML 1-3 Year U.S. Treasury Index	2.94%	4.07%	1.84%	1.61%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 2.98%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to high yield corporate spread duration contributed to relative performance, as spreads widened.

»	Overweight exposure to Canadian duration contributed to relative performance, as rates declined.

»	Overweight exposure to Australian duration contributed to relative performance, as rates declined.

»	Overweight exposure to investment-grade corporate spread duration detracted from relative performance, as spreads widened in the first half.

»	Positions in non-Agency mortgage-backed securities detracted from relative performance, as excess returns for these securities were negative.

»	Underweight exposure to U.K. duration detracted to relative performance, as rates increased.

SEMIANNUAL REPORT	JUNE 30, 2020	13

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2020†§

U.S. Government Agencies	36.6%
Corporate Bonds & Notes	20.6%
Asset-Backed Securities	16.5%
U.S. Treasury Obligations	10.9%
Non-Agency Mortgage-Backed Securities	10.2%
Municipal Bonds & Notes	3.6%
Short-Term Instruments‡	0.1%
Other	1.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2020

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares - Series M	3.73%	6.29%	6.83%	6.02%	7.51%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	3.50%	5.67%	3.23%	3.07%	4.85%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.06%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as interest rates decreased.

»	Underweight exposure to Agency mortgage-backed securities (“MBS”) contributed to relative performance, as excess returns for these securities were negative.

»	Short exposure to the New Zealand dollar during the first half of the reporting period contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»	Positions in select non-Agency MBS detracted from relative performance, as spreads widened.

»	Overweight exposure to investment-grade corporate spread duration detracted from relative performance, as spreads widened.

»	Select holdings of taxable municipals detracted from relative performance, as spreads widened.

SEMIANNUAL REPORT	JUNE 30, 2020	15

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of June 30, 2020†§

U.S. Treasury Obligations	67.4%
U.S. Government Agencies	15.2%
Sovereign Issues	7.3%
Asset-Backed Securities	4.1%
Corporate Bonds & Notes	3.0%
Non-Agency Mortgage-Backed Securities	1.9%
Short-Term Instruments	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2020

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares - Series R	8.42%	11.23%	4.67%	5.45%	6.25%
Bloomberg Barclays U.S. TIPS Index	6.01%	8.28%	3.75%	3.52%	4.40%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 1.35%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury inflation-protected securities (“TIPS”) contributed to absolute performance as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Overweight exposure to U.S. real interest rate positioning contributed to relative performance, as U.S. real yields decreased.

»	Short exposure to high yield corporate credit through sell-protection index credit default swaps contributed to relative performance, as these securities posted negative returns.

»

Underweight exposure to European and U.K. breakeven inflation (“BEI”) spreads (or the yield differential between nominal bonds and like-maturity inflation-indexed bonds) contributed to relative performance, as European and U.K. BEI spreads narrowed.

»	Exposure to investment grade corporate credit and mortgage-backed securities (“MBS”) detracted from relative performance, as investment grade corporate credit and MBS spreads widened.

»	Positions within emerging market currencies detracted from relative performance, as these currencies depreciated versus the U.S.

SEMIANNUAL REPORT	JUNE 30, 2020	17

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Portfolio commenced operations.

Average Annual Total Return for the period ended June 30, 2020

	6 Month*	1 Year	5 Year	Commencement of Operations (06/25/12)
Fixed Income SHares - Series TE	2.72%	5.47%	5.06%	3.69%
Bloomberg Barclays 1-Year Municipal Bond Index	1.28%	2.16%	1.42%	1.12%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative Return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.08%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

18	PIMCO MANAGED ACCOUNTS TRUST

Allocation Breakdown as of June 30, 2020†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	22.7%
Tobacco Settlement Funded	12.8%
Natural Gas Revenue	10.2%
Sales Tax Revenue	7.1%
Ad Valorem Property Tax	6.5%
Electric Power & Light Revenue	5.8%
Highway Revenue Tolls	4.3%
Lease Revenue	3.5%
Miscellaneous Revenue	3.1%
College & University Revenue	3.0%
Port, Airport & Marina Revenue	2.7%
Local or Guaranteed Housing	2.4%
General Fund	2.2%
Appropriations	1.7%
Miscellaneous Taxes	1.6%
Fuel Sales Tax Revenue	1.5%
Income Tax Revenue	1.1%
Other	2.5%
Short-Term Instruments‡	5.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Portfolio’s duration exposure contributed to performance, as municipal yields decreased across the curve.

»	Credit selection within the revenue sector contributed to performance, as the securities outperformed the broader market.

»	Credit selection within the industrial revenue sector contributed to performance, as the securities outperformed the broader market.

»	Underweight exposure to pre-refunded bonds detracted from performance, as the pre-refunded index outperformed the general municipal bond index.

»	Underweight exposure to the education sector detracted from performance, as the sector outperformed the broader municipal index.

»	Credit selection within the lease-backed sector detracted from performance, as the securities underperformed the broader market.

SEMIANNUAL REPORT	JUNE 30, 2020	19

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$1,050.50	$0.30	$1,000.00	$1,024.43	$0.30	0.06%
Series LD	1,000.00	1,029.40	5.57	1,000.00	1,019.24	5.54	1.11
Series M	1,000.00	1,037.30	0.20	1,000.00	1,024.53	0.20	0.04
Series R	1,000.00	1,084.20	2.27	1,000.00	1,022.55	2.20	0.44
Series TE	1,000.00	1,027.20	0.30	1,000.00	1,024.43	0.30	0.06	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.06% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds Bond Transactions, in the Notes to Financial Statements for additional information regarding TOBs. (“TOB”) transactions accounted for as secured borrowing Refer to Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

20	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays U.S. Intermediate Credit Index	The Bloomberg Barclays U.S. Intermediate Credit Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2020	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series C

01/01/2020 - 06/30/2020+	$10.43	$0.17	$0.35	$0.52	$(0.18)	$0.00	$0.00	$(0.18)

12/31/2019	9.94	0.38	0.52	0.90	(0.41)	0.00	0.00	(0.41)

12/31/2018	10.30	0.36	(0.34)	0.02	(0.38)	0.00	0.00	(0.38)

12/31/2017	10.05	0.39	0.25	0.64	(0.29)	0.00	(0.10)	(0.39)

12/31/2016	10.42	0.44	(0.36)	0.08	(0.38)	0.00	(0.07)	(0.45)

11/01/2015 - 12/31/2015(f)	11.20	0.09	(0.11)	(0.02)	(0.76)	0.00	0.00	(0.76	)(g)

10/31/2015	12.29	0.53	(0.48)	0.05	(0.56)	(0.58)	0.00	(1.14)

Series LD

01/01/2020 - 06/30/2020+	$9.40	$0.18	$0.09	$0.27	$(0.15)	$0.00	$0.00	$(0.15)

12/31/2019	9.40	0.36	0.00	0.36	(0.36)	0.00	0.00	(0.36)

12/31/2018	9.73	0.38	(0.28)	0.10	(0.42)	0.00	(0.01)	(0.43)

12/31/2017	9.77	0.37	(0.02)	0.35	(0.39)	0.00	0.00	(0.39)

12/31/2016	9.83	0.37	0.03	0.40	(0.46)	0.00	0.00	(0.46)

11/01/2015 - 12/31/2015(f)	10.02	0.06	(0.03)	0.03	(0.10)	(0.12)	0.00	(0.22	)(g)

10/31/2015	10.20	0.31	0.00	0.31	(0.38)	(0.11)	0.00	(0.49)

Series M

01/01/2020 - 06/30/2020+	$10.48	$0.21	$0.18	$0.39	$(0.19)	$0.00	$0.00	$(0.19)

12/31/2019	10.14	0.47	0.37	0.84	(0.50)	0.00	0.00	(0.50)

12/31/2018	10.31	0.46	(0.24)	0.22	(0.39)	0.00	0.00	(0.39)

12/31/2017	9.95	0.45	0.49	0.94	(0.49)	(0.09)	0.00	(0.58)

12/31/2016	9.87	0.58	0.27	0.85	(0.49)	(0.28)	0.00	(0.77)

11/01/2015 - 12/31/2015(f)	10.06	0.10	(0.11)	(0.01)	(0.18)	0.00	0.00	(0.18	)(g)

10/31/2015	10.78	0.50	(0.45)	0.05	(0.50)	(0.27)	0.00	(0.77)

Series R

01/01/2020 - 06/30/2020+	$9.40	$0.02	$0.77	$0.79	$(0.08)	$0.00	$0.00	$(0.08)

12/31/2019	8.68	0.26	0.70	0.96	(0.24)	0.00	0.00	(0.24)

12/31/2018	9.26	0.37	(0.60)	(0.23)	(0.35)	0.00	0.00	(0.35)

12/31/2017	9.13	0.35	0.11	0.46	(0.17)	0.00	(0.16)	(0.33)

12/31/2016	8.94	0.35	0.16	0.51	(0.13)	0.00	(0.19)	(0.32)

11/01/2015 - 12/31/2015(f)	9.46	0.01	(0.18)	(0.17)	(0.33)	0.00	(0.02)	(0.35	)(g)

10/31/2015	10.47	0.19	(0.62)	(0.43)	(0.58)	0.00	0.00	(0.58)

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense(e)		Expenses Excluding Interest Expense and Waivers(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.77	5.05%	$1,489,834	0.06	%*	0.06	%*	0.00	%*	0.00	%*	3.33	%*	306%

10.43	9.18	1,434,199	0.21		0.21		0.00		0.00		3.72		533

9.94	0.21	1,185,003	0.31		0.31		0.00		0.00		3.62		450

10.30	6.43	1,310,388	0.43		0.43		0.00		0.00		3.79		366

10.05	0.84	1,299,845	0.13		0.13		0.00		0.00		4.35		259

10.42	(0.17)	1,429,703	0.11	*	0.11	*	0.00	*	0.00	*	4.54	*	8

11.20	0.43	1,604,425	0.03		0.03		0.00		0.00		4.56		95

$9.52	2.94%	$89,346	1.11	%*	1.11	%*	0.00	%*	0.00	%*	3.91	%*	52%

9.40	3.85	79,806	2.98		2.98		0.00		0.00		3.82		88

9.40	1.07	82,684	3.02		3.02		0.00		0.00		3.94		290

9.73	3.64	86,101	1.30		1.30		0.00		0.00		3.76		230

9.77	4.17	31,609	0.69		0.69		0.00		0.00		3.83		1,395

9.83	0.29	31,900	0.32	*	0.32	*	0.00	*	0.00	*	3.48	*	44

10.02	3.11	28,100	0.24		0.24		0.00		0.00		3.10		1,135

$10.68	3.73%	$1,503,825	0.04	%*	0.04	%*	0.00	%*	0.00	%*	4.05	%*	319%

10.48	8.40	1,442,194	0.06		0.06		0.00		0.00		4.47		543

10.14	2.23	1,241,128	0.31		0.31		0.00		0.00		4.58		495

10.31	9.60	1,331,955	0.24		0.24		0.00		0.00		4.35		556

9.95	8.78	1,324,624	0.16		0.16		0.00		0.00		5.65		582

9.87	(0.07)	1,487,909	0.14	*	0.14	*	0.00	*	0.00	*	5.60	*	68

10.06	0.51	1,622,393	0.06		0.06		0.00		0.00		4.83		473

$10.11	8.42%	$130,398	0.44	%*	0.44	%*	0.00	%*	0.00	%*	0.31	%*	126%

9.40	11.10	130,421	1.35		1.35		0.00		0.00		2.80		357

8.68	(2.52)	115,407	1.29		1.29		0.00		0.00		4.16		231

9.26	5.16	142,081	0.62		0.62		0.00		0.00		3.81		225

9.13	5.68	150,112	0.42		0.42		0.00		0.00		3.81		311

8.94	(1.76)	157,218	0.28	*	0.28	*	0.00	*	0.00	*	0.87	*	16

9.46	(4.22)	174,222	0.16		0.16		0.00		0.00		1.89		126

SEMIANNUAL REPORT	JUNE 30, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series TE

01/01/2020 - 06/30/2020+	$10.39	$0.18	$0.10	$0.28	$(0.18)	$0.00	$0.00	$(0.18)

12/31/2019	9.94	0.38	0.45	0.83	(0.38)	0.00	0.00	(0.38)

12/31/2018	10.22	0.38	(0.28)	0.10	(0.38)	0.00	0.00	(0.38)

12/31/2017	9.75	0.36	0.47	0.83	(0.36)	0.00	0.00	(0.36)

12/31/2016	10.02	0.32	(0.27)	0.05	(0.32)	0.00	0.00	(0.32)

11/01/2015 - 12/31/2015(f)	9.85	0.06	0.17	0.23	(0.06)	0.00	0.00	(0.06	)(g)

10/31/2015	9.90	0.28	(0.06)	0.22	(0.27)	0.00	0.00	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(e)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

(f)	Fiscal year end changed from October 31st to December 31st.
(g)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense(e)		Expenses Excluding Interest Expense and Waivers(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.49	2.72%	$90,225	0.06	%*	0.06	%*	0.00	%*	0.00	%*	3.54	%*	44%

10.39	8.42	87,423	0.08		0.08		0.00		0.00		3.69		31

9.94	0.97	82,521	0.08		0.08		0.00		0.00		3.79		57

10.22	8.61	91,086	0.04		0.04		0.00		0.00		3.64		86

9.75	0.40	90,288	0.00		0.00		0.00		0.00		3.14		193

10.02	2.33	92,821	0.00	*	0.00	*	0.00	*	0.00	*	3.43	*	5

9.85	2.25	91,524	0.00		0.00		0.00		0.00		2.91		72

SEMIANNUAL REPORT	JUNE 30, 2020	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD

Assets:

Investments, at value
Investments in securities*	$2,051,280	$152,781
Investments in Affiliates	104	7

Financial Derivative Instruments
Exchange-traded or centrally cleared	134	42
Over the counter	125	148
Cash	1	2,042
Deposits with counterparty	1,535	1,375
Foreign currency, at value	1,901	135
Receivable for investments sold	1,309	0
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	592,487	0
Receivable for Portfolio shares sold	2,650	0
Interest and/or dividends receivable	11,422	910
Dividends receivable from Affiliates	0	0
Reimbursement receivable from PIMCO	1	1
Other assets	17	0

Total Assets	2,662,966	157,441

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$25,840	$56,958
Payable for sale-buyback transactions	39,891	6,186
Payable for tender option bond floating rate certificates	0	0

Financial Derivative Instruments
Exchange-traded or centrally cleared	82	82
Over the counter	3,095	268
Payable for investments purchased	3,400	4,064
Payable for TBA investments purchased	1,094,607	0
Payable for investments in Affiliates purchased	0	0
Deposits from counterparty	1,130	310
Payable for Portfolio shares redeemed	1,111	4
Distributions payable	3,975	223
Other liabilities	1	0

Total Liabilities	1,173,132	68,095

Net Assets	$1,489,834	$89,346

Net Assets Consist of:

Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$138	$9
Paid in capital in excess of par	1,601,722	92,115
Distributable earnings (accumulated loss)	(112,026)	(2,778)

Net Assets	$1,489,834	$89,346

Shares Issued and Outstanding	138,323	9,389

Net Asset Value Per Share Outstanding(a)	$10.77	$9.52

Cost of investments in securities	$1,993,839	$151,937
Cost of investments in Affiliates	$103	$6
Cost of foreign currency held	$1,824	$148
Cost or premiums of financial derivative instruments, net	$(1,185)	$130

* Includes repurchase agreements of:	$3,783	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

June 30, 2020 (Unaudited)

Series M	Series R	Series TE

$2,482,468	$226,976	$88,650
152	0	4,295

228	142	0
1,690	371	0
4	0	1
1,380	2,012	0
1,291	1,058	0
4,153	394	1,158
0	83	0
1,202,225	39,082	0
2,688	123	0
8,852	569	800
0	0	1
1	1	1
17	0	0

3,705,149	270,811	94,906

$16,680	$0	$0
49,822	65,731	0
0	0	3,384

37	178	0
2,970	570	0
28,706	341	1,020
2,094,165	72,828	0
0	0	1
3,847	760	0
1,170	5	0
3,927	0	264
0	0	12

2,201,324	140,413	4,681

$1,503,825	$130,398	$90,225

$141	$13	$9
1,416,823	153,000	84,964
86,861	(22,615)	5,252

$1,503,825	$130,398	$90,225

140,825	12,897	8,602

$10.68	$10.11	$10.49

$2,442,143	$211,614	$83,164
$151	$0	$4,291
$1,246	$1,071	$0
$(421)	$(785)	$0

$2,948	$921	$675

SEMIANNUAL REPORT	JUNE 30, 2020	27

Statements of Operations

Six Months Ended June 30, 2020 (Unaudited)
(Amounts in thousands†)	Series C	Series LD

Investment Income:

Interest	$24,341	$2,036
Dividends from Investments in Affiliates	3	9
Total Income	24,344	2,045

Expenses:

Interest expense	438	452
Miscellaneous expense	4	1
Total Expenses	442	453

Net Investment Income (Loss)	23,902	1,592

Net Realized Gain (Loss):

Investments in securities	37,431	254
Investments in Affiliates	18	(30)
Exchange-traded or centrally cleared financial derivative instruments	(10,322)	817
Over the counter financial derivative instruments	5,522	434
Short sales	0	(13)
Foreign currency	1,039	(59)

Net Realized Gain (Loss)	33,688	1,403

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	15,470	(729)
Investments in Affiliates	0	0
Exchange-traded or centrally cleared financial derivative instruments	311	207
Over the counter financial derivative instruments	(2,356)	49
Short sales	0	(2)
Foreign currency assets and liabilities	1,107	(9)

Net Change in Unrealized Appreciation (Depreciation)	14,532	(484)

Net Increase (Decrease) in Net Assets Resulting from Operations	$72,122	$2,511

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$29,486	$490	$1,558
21	0	13
29,507	490	1,571

296	285	25
7	1	0
303	286	25

29,204	204	1,546

40,796	1,405	664

38	0	(32)
3,214	(3,244)	0
(2,424)	(18)	0
0	0	0
(106)	(13)	0

41,518	(1,870)	632

(17,173)	10,980	83
1	0	4
(194)	919	0

417	184	0
0	0	0
229	40	0

(16,720)	12,123	87

$54,002	$10,457	$2,265

SEMIANNUAL REPORT	JUNE 30, 2020	29

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$23,902	$50,128	$1,592	$3,097
Net realized gain (loss)	33,688	22,792	1,403	(3,512)
Net change in unrealized appreciation (depreciation)	14,532	42,299	(484)	3,538

Net Increase (Decrease) in Net Assets Resulting from Operations	72,122	115,219	2,511	3,123

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(25,086)	(53,493)	(1,339)	(3,041)

Total Distributions(a)	(25,086)	(53,493)	(1,339)	(3,041)

Portfolio Share Transactions:

Receipts for shares sold	208,276	389,629	19,732	22,859
Issued as reinvestment of distributions	0	0	0	0
Cost of shares redeemed	(199,677)	(202,159)	(11,364)	(25,819)
Net increase (decrease) resulting from Portfolio share transactions	8,599	187,470	8,368	(2,960)

Total Increase (Decrease) in Net Assets	55,635	249,196	9,540	(2,878)

Net Assets:

Beginning of period	1,434,199	1,185,003	79,806	82,684
End of period	$1,489,834	$1,434,199	$89,346	$79,806

Shares of Beneficial Interest:

Shares sold	19,969	37,932	2,119	2,416
Shares redeemed	(19,172)	(19,623)	(1,220)	(2,723)
Net increase (decrease) in shares outstanding	797	18,309	899	(307)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019

$29,204	$60,891	$204	$3,625	$1,546	$3,138
41,518	26,963	(1,870)	1,475	632	382
(16,720)	19,494	12,123	8,282	87	3,308

54,002	107,348	10,457	13,382	2,265	6,828

(25,920)	(65,625)	(1,064)	(3,319)	(1,534)	(3,116)

(25,920)	(65,625)	(1,064)	(3,319)	(1,534)	(3,116)

229,587	357,879	16,456	38,254	12,147	8,488
1	0	0	0	0	0
(196,039)	(198,536)	(25,872)	(33,303)	(10,076)	(7,298)
33,549	159,343	(9,416)	4,951	2,071	1,190

61,631	201,066	(23)	15,014	2,802	4,902

1,442,194	1,241,128	130,421	115,407	87,423	82,521
$1,503,825	$1,442,194	$130,398	$130,421	$90,225	$87,423

22,172	34,276	1,708	4,216	1,183	829
(18,948)	(19,016)	(2,681)	(3,636)	(993)	(716)
3,224	15,260	(973)	580	190	113

SEMIANNUAL REPORT	JUNE 30, 2020	31

Statements of Cash Flows

Six Months Ended June 30, 2020 (Unaudited) (Amounts in thousands†)	Series LD	Series R

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$2,511	$10,457

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(73,925)	(280,327)
Proceeds from sales of long-term securities	79,031	272,731
(Purchases) Proceeds from sales of short-term portfolio investments, net	3,338	630
(Increase) decrease in deposits with counterparty	(344)	94
(Increase) decrease in receivable for investments sold	35,733	2,060
(Increase) decrease in interest and/or dividends receivable	172	62
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	1,050	(2,244)
Proceeds from (Payments on) over the counter financial derivative instruments	447	(144)
(Increase) decrease in reimbursement receivable from PIMCO	(1)	(1)
Increase (decrease) in payable for investments purchased	(5,654)	4,473
Increase (decrease) in deposits from counterparty	250	(2,043)
Proceeds from (Payments on) short sales transactions, net	(947)	0
Proceeds from (Payments on) foreign currency transactions	(68)	27
Net Realized (Gain) Loss
Investments in securities	(254)	(1,405)
Investments in Affiliates	30	0
Exchange-traded or centrally cleared financial derivative instruments	(817)	3,244
Over the counter financial derivative instruments	(434)	18
Short sales	13	0
Foreign currency	59	13
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	729	(10,980)
Exchange-traded or centrally cleared financial derivative instruments	(207)	(919)
Over the counter financial derivative instruments	(49)	(184)
Short sales	2	0
Foreign currency assets and liabilities	9	(40)
Net amortization (accretion) on investments	197	132
Net cash provided by (used for) operating activities	40,871	(4,346)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	19,889	16,367
Payments on shares redeemed	(11,360)	(25,872)
Cash distributions paid	(1,380)	(1,470)
Proceeds from reverse repurchase agreements	380,109	12,080
Payments on reverse repurchase agreements	(420,965)	(23,872)
Proceeds from sale-buyback transactions	104,893	434,925
Payments on sale-buyback transactions	(110,030)	(407,526)
Net cash received from (used for) financing activities	(38,844)	4,632

Net Increase (Decrease) in Cash and Foreign Currency	2,027	286

Cash and Foreign Currency:

Beginning of period	150	772
End of period	$2,177	$1,058

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$520	$271

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

(Unaudited)

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.8%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	$6,217	$5,615

PG&E Corp.
2.440% (LIBOR03M + 2.250%) due 12/31/2020 ~	6,000	5,981

State of Qatar
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~	3,050	3,050
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~	3,050	3,050

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	3,900	3,921

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	5,557	5,100

Total Loan Participations and Assignments (Cost $27,685)		26,717

CORPORATE BONDS & NOTES 48.8%

BANKING & FINANCE 34.6%

ABN AMRO Bank NV
4.800% due 04/18/2026	2,400	2,697

Air Lease Corp.
3.000% due 09/15/2023	3,150	3,109

American Tower Corp.
3.500% due 01/31/2023	3,375	3,609
4.700% due 03/15/2022	1,600	1,711

Ares Finance Co. LLC
3.250% due 06/15/2030	4,950	5,054

Aviation Capital Group LLC
3.500% due 11/01/2027	1,300	1,072

Bank of America Corp.
3.419% due 12/20/2028 •	25,728	28,671

Barclays Bank PLC
7.625% due 11/21/2022 (d)	12,100	13,181

Barclays PLC
4.375% due 01/12/2026	1,500	1,695

BNP Paribas S.A.
4.400% due 08/14/2028	14,700	16,965
4.705% due 01/10/2025 •	8,000	8,863

BPCE S.A.
5.150% due 07/21/2024	1,000	1,117

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,000	4,152

Charles Schwab Corp.
5.375% due 06/01/2025 •(c)	1,000	1,071

CIT Group, Inc.
4.750% due 02/16/2024	5,400	5,486

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
4.375% due 08/04/2025		$6,300	$7,113

Credit Agricole S.A.
7.500% due 06/23/2026 •(c)(d)	GBP	100	135

Credit Suisse AG
5.750% due 09/18/2025 •(d)	EUR	500	566
6.500% due 08/08/2023 (d)		$7,466	8,184

Credit Suisse Group AG
2.193% due 06/05/2026 •		1,550	1,571
7.500% due 07/17/2023 •(c)(d)		10,000	10,396

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		400	425

Crown Castle International Corp.
4.300% due 02/15/2029		3,000	3,483
5.250% due 01/15/2023		4,000	4,453

Deutsche Bank AG
3.961% due 11/26/2025 •		9,000	9,451
4.250% due 10/14/2021		16,975	17,426

Discover Financial Services
4.500% due 01/30/2026		7,000	7,855

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		3,882	3,595

EPR Properties
3.750% due 08/15/2029		10,200	8,902

First American Financial Corp.
4.000% due 05/15/2030		3,850	4,229

FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,681

Ford Motor Credit Co. LLC
3.096% due 05/04/2023		1,000	951
3.550% due 10/07/2022		5,000	4,873
3.810% due 01/09/2024		2,000	1,928
4.375% due 08/06/2023		7,000	6,894
5.584% due 03/18/2024		400	405
5.875% due 08/02/2021		1,000	1,012

General Motors Financial Co., Inc.
4.250% due 05/15/2023		23,220	24,266

GLP Capital LP
4.000% due 01/15/2030		2,278	2,270
5.250% due 06/01/2025		2,350	2,563
5.300% due 01/15/2029		3,150	3,418

Goldman Sachs Group, Inc.
3.850% due 01/26/2027		25,000	28,222
4.000% due 03/03/2024		16,700	18,463

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	3,464

Harborwalk Funding Trust
5.077% due 02/15/2069 •		4,500	5,515

HSBC Holdings PLC
4.583% due 06/19/2029 •		4,000	4,624
5.875% due 09/28/2026 •(c)(d)	GBP	11,600	14,123
6.375% due 09/17/2024 •(c)(d)		$1,200	1,211

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
4.625% due 01/06/2026		$5,000	$5,867

Intesa Sanpaolo SpA
3.375% due 01/12/2023		10,400	10,704

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	1,402	112

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(c)(d)		$7,100	7,371

Loews Corp.
3.200% due 05/15/2030		3,000	3,263

Morgan Stanley
3.591% due 07/22/2028 •		12,000	13,513
3.700% due 10/23/2024		10,000	11,098
4.000% due 07/23/2025		6,900	7,829
7.500% due 04/02/2032 þ(e)		7,000	6,082

MPT Operating Partnership LP
3.692% due 06/05/2028	GBP	1,600	1,995

Navient Corp.
5.875% due 03/25/2021		$5,255	5,178
7.250% due 01/25/2022		12,700	12,760

New York Life Insurance Co.
4.450% due 05/15/2069		7,000	8,577

Nissan Motor Acceptance Corp.
3.875% due 09/21/2023		1,600	1,604

Nordea Bank Abp
6.625% due 03/26/2026 •(c)(d)		5,000	5,341

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		7,700	7,050

Piper Jaffray Cos.
4.740% due 10/15/2021		4,000	3,910

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(c)(d)		1,800	1,807
8.625% due 08/15/2021 •(c)(d)		17,400	18,130

Santander UK Group Holdings PLC
2.875% due 08/05/2021		3,100	3,174

SLM Student Loan Trust
0.754% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	7,810	9,062

Springleaf Finance Corp.
6.125% due 05/15/2022		$7,700	7,866

Synchrony Financial
3.950% due 12/01/2027		1,100	1,150

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		6,500	6,715

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	379	623
5.744% due 04/13/2040		1,060	1,766
5.801% due 10/13/2040		6,907	11,629

Truist Financial Corp.
5.100% due 03/01/2030 •(c)		$4,000	4,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
4.750% due 02/12/2026 •(d)	EUR	400	$459
7.625% due 08/17/2022 (d)		$6,000	6,694

Wells Fargo & Co.
3.196% due 06/17/2027 •		4,600	4,990
3.450% due 02/13/2023		5,400	5,741
4.150% due 01/24/2029		5,400	6,340

			515,660

INDUSTRIALS 12.8%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (a)		3,400	3,459

Ashtead Capital, Inc.
4.250% due 11/01/2029		1,600	1,604

Bacardi Ltd.
4.450% due 05/15/2025		6,300	6,897

Bayer U.S. Finance LLC
4.375% due 12/15/2028		6,900	8,068

Bon Secours Mercy Health, Inc.
3.464% due 06/01/2030		6,000	6,639

Cameron LNG LLC
2.902% due 07/15/2031		5,100	5,466

Charter Communications Operating LLC
4.908% due 07/23/2025		800	918
5.125% due 07/01/2049		2,000	2,313

Citrix Systems, Inc.
3.300% due 03/01/2030		2,350	2,517

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,619	1,480
4.150% due 10/11/2025		131	123

CVS Health Corp.
4.100% due 03/25/2025		2,850	3,224
4.300% due 03/25/2028		10,000	11,699

DAE Funding LLC
5.250% due 11/15/2021		6,300	6,205

Dell International LLC
6.020% due 06/15/2026		2,200	2,524

Ecopetrol S.A.
5.875% due 09/18/2023		3,400	3,650

EQM Midstream Partners LP
4.125% due 12/01/2026		800	729

Equifax, Inc.
1.262% (US0003M + 0.870%) due 08/15/2021 ~		4,050	4,045

Ferguson Finance PLC
3.250% due 06/02/2030		2,500	2,566

Ford Foundation
2.815% due 06/01/2070		8,100	8,429

Global Payments, Inc.
2.650% due 02/15/2025		5,800	6,164

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Huntsman International LLC
4.500% due 05/01/2029	$1,700	$1,791

Kansas City Southern
4.200% due 11/15/2069	4,600	5,193

Kinder Morgan Energy Partners LP
3.500% due 03/01/2021	300	304
3.950% due 09/01/2022	1,000	1,055

Kraft Heinz Foods Co.
3.000% due 06/01/2026	2,600	2,630

Las Vegas Sands Corp.
3.200% due 08/08/2024	2,600	2,590
3.500% due 08/18/2026	5,000	4,990

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	3,175	2,747

Magellan Health, Inc.
4.900% due 09/22/2024	8,500	8,672

Marvell Technology Group Ltd.
4.875% due 06/22/2028	6,050	7,286

Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023	857	816

ONEOK Partners LP
3.375% due 10/01/2022	2,000	2,072

Ooredoo International Finance Ltd.
5.000% due 10/19/2025	4,500	5,157

Oracle Corp.
3.600% due 04/01/2040	8,700	9,910

Petronas Capital Ltd.
4.550% due 04/21/2050	3,500	4,456

Sands China Ltd.
4.600% due 08/08/2023	15,400	16,252

Syngenta Finance NV
4.441% due 04/24/2023	2,500	2,626

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	3,800	3,901

Total Capital International S.A.
3.386% due 06/29/2060	3,700	3,821

Trustees of the University of Pennsylvania
3.610% due 02/15/2119	6,500	7,589

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	678	562

United Airlines Pass-Through Trust
2.700% due 11/01/2033	2,400	2,179
2.875% due 04/07/2030	1,736	1,626
4.000% due 10/11/2027	507	466

Volkswagen Group of America Finance LLC
3.750% due 05/13/2030	1,300	1,441

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	1,400	1,560

		190,411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.4%

AT&T, Inc.
3.400% due 05/15/2025	$1,800	$1,981
3.650% due 06/01/2051	10,000	10,480

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	750	643

ONEOK, Inc.
2.750% due 09/01/2024	2,000	2,016

Pacific Gas & Electric Co.
3.500% due 06/15/2025 ^(b)	1,200	1,327

Vodafone Group PLC
3.750% due 01/16/2024	4,150	4,535

		20,982

Total Corporate Bonds & Notes (Cost $687,183)		727,053

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 0.3%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,995	4,174

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	95	96

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	114	123

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,095	1,244

		1,463

NEW JERSEY 0.4%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,000	6,119

NEW YORK 0.8%

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	11,700	12,446

TEXAS 0.3%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	4,220	4,236

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.4%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	$5,500	$5,872

Total Municipal Bonds & Notes (Cost $31,460)		34,310

U.S. GOVERNMENT AGENCIES 36.1%

Freddie Mac
6.500% due 01/01/2038 - 10/01/2038	37	41

Ginnie Mae
3.000% (H15T1Y + 1.500%) due 01/20/2022 ~	1	1

Ginnie Mae, TBA
3.500% due 08/01/2050	154,000	162,494

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 01/01/2049	33,443	35,423
4.500% due 08/01/2039 - 11/01/2041	191	213

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2050 - 09/01/2050	102,100	106,098
3.000% due 07/01/2035 - 09/01/2050	155,500	163,250
3.500% due 07/01/2035	52,400	55,055
4.000% due 07/01/2050	14,500	15,365

Total U.S. Government Agencies (Cost $537,263)		537,940

U.S. TREASURY OBLIGATIONS 16.7%

U.S. Treasury Bonds
1.250% due 05/15/2050	15,000	14,405
2.250% due 08/15/2049 (g)(i)(k)	22,600	27,176
2.375% due 11/15/2049 (g)	39,700	49,023
3.000% due 02/15/2049 (g)(k)	33,000	45,547

U.S. Treasury Notes
0.625% due 05/15/2030 (g)	72,600	72,390
1.500% due 01/31/2027 (i)(k)	6,669	7,121
1.500% due 02/15/2030	30,800	33,297

Total U.S. Treasury Obligations (Cost $224,441)		248,959

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%

Banc of America Funding Trust
4.185% due 01/20/2047 ^~	40	38

Bear Stearns Adjustable Rate Mortgage Trust
3.118% due 05/25/2034 ~	22	19
3.937% due 10/25/2033 ~	16	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
3.545% due 02/25/2036 ^~		$476	$391

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		2,381	2,490

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		8,131	8,189

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •		52	51
3.840% due 09/25/2035 •		74	75

Countrywide Alternative Loan Trust
0.385% due 05/25/2036 •		45	37
6.000% due 08/25/2034		5,710	6,000

Countrywide Home Loan Mortgage Pass-Through Trust
0.825% due 03/25/2035 •		81	69
3.427% due 08/25/2034 ^~		8	7

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.303% due 07/25/2033 ~		3	3

Credit Suisse Mortgage Capital Certificates
3.522% due 08/26/2058		4,988	5,143

Credit Suisse Mortgage Capital Trust
3.092% due 10/27/2059 ~		8,468	8,787
3.322% due 10/25/2058 ~		8,867	9,084

Downey Savings & Loan Association Mortgage Loan Trust
0.454% due 08/19/2045 •		569	524
3.773% due 07/19/2044 ~		352	331

Eurosail PLC
1.143% due 06/13/2045 •	GBP	1,847	2,265

Finsbury Square PLC
1.023% due 03/16/2070 •		7,947	9,788

GreenPoint Mortgage Funding Trust
0.645% due 06/25/2045 •		$1,150	940

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.200% due 10/25/2033 ~		2	2

GSR Mortgage Loan Trust
2.930% due 03/25/2033 •		19	18
4.065% due 09/25/2035 ~		95	94
4.121% due 09/25/2035 ~		151	151

HarborView Mortgage Loan Trust
0.384% due 01/19/2038 •		123	109
0.530% due 06/20/2035 •		192	192

HomeBanc Mortgage Trust
0.445% due 01/25/2036 •		617	586
3.239% due 04/25/2037 ^~		32	31

JPMorgan Mortgage Trust
3.192% due 07/25/2035 ~		100	100
3.221% due 11/25/2033 ~		14	14
3.774% due 02/25/2035 ~		13	13
3.968% due 07/25/2035 ~		213	207

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
2.508% due 04/05/2042 ~		$5,000	$5,093

Morgan Stanley Mortgage Loan Trust
3.634% due 08/25/2034 ~		933	914

RBSSP Resecuritization Trust
0.674% due 04/26/2037 •		608	601

Residential Accredit Loans, Inc. Trust
0.395% due 04/25/2046 •		823	319

Structured Adjustable Rate Mortgage Loan Trust
3.765% due 02/25/2034 ~		27	26

Structured Asset Mortgage Investments Trust
0.805% due 09/25/2045 •		439	413

Towd Point Mortgage Funding
1.392% due 07/20/2045 •	GBP	13,191	16,303

Uropa Securities PLC
0.402% due 06/10/2059 •		6,549	7,725
0.552% due 06/10/2059 •		1,596	1,805
0.752% due 06/10/2059 •		1,249	1,445
0.952% due 06/10/2059 •		1,330	1,508

WaMu Mortgage Pass-Through Certificates Trust
0.495% due 01/25/2045 •		$57	54
0.925% due 11/25/2034 •		638	616
2.504% due 02/25/2046 •		459	438

Total Non-Agency Mortgage-Backed Securities (Cost $92,622)			93,023

ASSET-BACKED SECURITIES 21.8%

ACE Securities Corp. Home Equity Loan Trust
0.965% due 04/25/2034 •		340	328

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	8,500	9,423

Ameriquest Mortgage Securities Trust
0.575% due 03/25/2036 •		$69	68

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.100% due 01/25/2035 •		4,558	4,451

Anchorage Capital CLO Ltd.
2.589% due 07/15/2032 •		4,200	4,155

Atrium Corp.
1.928% due 04/22/2027 •		5,604	5,514

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	6,850	7,630

Bear Stearns Asset-Backed Securities Trust
0.385% due 12/25/2036 •		$526	526
0.675% due 09/25/2035 •		6,614	6,567
1.185% due 10/25/2037 •		121	121

Cairn CLO BV
0.670% due 01/31/2030 •	EUR	5,550	6,128

Centex Home Equity Loan Trust
0.825% due 10/25/2035 •		$4,279	3,948

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.115% due 05/25/2035 •		$3,499	$3,439

CLNC FL1 Ltd.
1.444% due 08/20/2035 •		15,000	14,644

Conseco Finance Corp.
6.220% due 03/01/2030		26	27
6.530% due 02/01/2031 ~		1,641	1,598

Crown Point CLO Ltd.
2.305% due 10/20/2028 •		9,163	9,047

Denali Capital CLO LLC
2.041% due 10/26/2027 •		22,470	22,236

Dryden Senior Loan Fund
2.119% due 10/15/2027 •		8,081	8,012

ECAF Ltd.
3.473% due 06/15/2040		238	217
4.947% due 06/15/2040		392	340

ECMC Group Student Loan Trust
0.935% due 02/27/2068 •		6,708	6,525

Evans Grove CLO Ltd.
1.291% due 05/28/2028 •		6,742	6,654

First Franklin Mortgage Loan Trust
0.920% due 09/25/2035 •		147	148

First NLC Trust
0.890% due 12/25/2035 •		295	292

Gallatin CLO Ltd.
2.269% (US0003M + 1.050%) due 07/15/2027 ~		13,426	13,279

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	1,972	2,196

Jamestown CLO Ltd.
2.355% due 01/17/2027 •		$5,759	5,718

Jubilee CLO BV
0.442% due 12/15/2029 •	EUR	12,850	14,359

Loomis Sayles CLO Ltd.
2.119% due 04/15/2028 •		$13,901	13,544

M360 Advisors LLC
4.395% due 07/24/2028		2,192	2,191

MACH Cayman Ltd.
3.474% due 10/15/2039		2,370	1,993

Merrill Lynch Mortgage Investors Trust
0.305% due 02/25/2037 •		165	63

METAL LLC
4.581% due 10/15/2042		1,981	1,475

Morgan Stanley ABS Capital, Inc. Trust
0.830% due 09/25/2035 •		253	251
1.085% due 07/25/2034 •		6,065	5,852
1.435% due 07/25/2037 •		7,000	5,942

Morgan Stanley Mortgage Loan Trust
0.545% due 04/25/2037 •		113	54

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain View CLO Ltd.
2.019% due 10/15/2026 •		$3,466	$3,421

Navient Student Loan Trust
1.235% due 12/27/2066 •		13,673	13,274

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.070% due 09/25/2035 •		1,000	1,004

OCP CLO Ltd.
2.019% due 07/15/2027 •		1,860	1,848

Residential Asset Securities Corp. Trust
0.825% due 08/25/2035 •		6,189	5,960

S-Jets Ltd.
3.967% due 08/15/2042		4,881	4,367

SLM Student Loan Trust
0.754% due 03/15/2038 •	GBP	18,419	21,831

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		$4,433	4,473

Structured Asset Investment Loan Trust
0.890% due 03/25/2034 •		2,645	2,536

Structured Asset Securities Corp. Mortgage Loan Trust
0.525% due 02/25/2036 •		86	86
0.860% due 11/25/2035 •		268	268

Symphony CLO Ltd.
2.099% due 04/15/2028 •		9,600	9,516

Telos CLO Ltd.
2.085% due 04/17/2028 •		2,918	2,883

TICP CLO Ltd.
1.975% due 04/20/2028 •		12,450	12,271

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	6,080	6,745

Towd Point Mortgage Trust
1.185% due 10/25/2059 •		$10,989	10,960

Venture CLO Ltd.
2.099% due 04/15/2027 •		22,823	22,425
2.365% due 04/20/2029 •		9,300	9,160

WAVE LLC
3.597% due 09/15/2044		2,389	2,204

Wells Fargo Home Equity Asset-Backed Securities Trust
1.235% due 10/25/2034 •		160	158

Total Asset-Backed Securities (Cost $330,724)			324,345

		SHARES
PREFERRED SECURITIES 3.7%

BANKING & FINANCE 3.2%

Banco Santander S.A.
6.250% due 09/11/2021 •(c)(d)		400,000	431

	SHARES	MARKET VALUE (000S)

Bank of America Corp.
5.875% due 03/15/2028 •(c)	6,700,000	$6,858

Charles Schwab Corp.
4.625% due 03/01/2022 •(c)	4,503,000	4,245
5.000% due 12/01/2027 •(c)	5,000,000	4,930

JPMorgan Chase & Co.
4.230% (US0003M + 3.470%) due 07/30/2020 ~(c)	15,109,000	13,783
5.000% due 08/01/2024 •(c)	3,600,000	3,466

MetLife Capital Trust
7.875% due 12/15/2067	600,000	761

State Street Corp.
5.625% due 12/15/2023 •(c)	14,000,000	13,596

		48,070

INDUSTRIALS 0.5%

General Electric Co.
5.000% due 01/21/2021 •(c)	9,000,000	7,080

Total Preferred Securities (Cost $58,678)		55,150

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (f) 0.3%
		3,783

Total Short-Term Instruments (Cost $3,783)		3,783

Total Investments in Securities (Cost $1,993,839)		2,051,280

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	10,519	104

Total Short-Term Instruments (Cost $103)		104

Total Investments in Affiliates (Cost $103)		104

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

MARKET VALUE (000S)
Total Investments 137.7% (Cost $1,993,942)	$2,051,384

Financial Derivative Instruments (h)(j) (0.2)% (Cost or Premiums, net $(1,185))	(2,918)

Other Assets and Liabilities, net (37.5)%	(558,632)

Net Assets 100.0%	$1,489,834

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	7.500%	04/02/2032	02/11/2020	$5,958	$6,082	0.41%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$3,783	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(3,859)	$3,783	$3,783

Total Repurchase Agreements						$(3,859)	$3,783	$3,783

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	0.240%	04/13/2020	07/13/2020	$(17,174)	$(17,183)
GRE	0.230	04/13/2020	07/13/2020	(8,653)	(8,657)

Total Reverse Repurchase Agreements					$(25,840)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
GSC	0.030%	06/18/2020	07/02/2020	$(21,933)	$(21,933)
	0.050	06/30/2020	07/06/2020	(15,002)	(15,002)
UBS	0.200	05/08/2020	07/08/2020	(2,955)	(2,956)

Total Sale-Buyback Transactions					$(39,891)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$0	$(17,183)	$0	$(17,183)	$16,977	$(206)
DEU	0	0	0	0	(85)	(85)
FICC	3,783	0	0	3,783	(3,859)	(76)
GRE	0	(8,657)	0	(8,657)	8,537	(120)

Master Securities Forward Transaction Agreement
GSC	0	0	(36,935)	(36,935)	36,993	58
UBS	0	0	(2,956)	(2,956)	2,964	8

Total Borrowings and Other Financing Transactions	$3,783	$(25,840)	$(39,891)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(25,840)	$0	$0	$(25,840)

Total	$0	$(25,840)	$0	$0	$(25,840)

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(39,891)	$0	$0	$(39,891)

Total	$0	$(39,891)	$0	$0	$(39,891)

Total Borrowings	$0	$(65,731)	$0	$0	$(65,731)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(65,731)

(g)	Securities with an aggregate market value of $65,470 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(81,982) at a weighted average interest rate of 0.828%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2020	172	$(34,111)	$(310)	$35	$0
United Kingdom Long Gilt September Futures	09/2020	299	(50,994)	38	59	(82)

Total Futures Contracts				$(272)	$94	$(82)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	1.145%	$3,700	$(140)	$115	$(25)	$3	$0
General Electric Co.	1.000	Quarterly	12/20/2023	1.476	5,800	(201)	109	(92)	15	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.557	3,400	(6)	(66)	(72)	14	0
General Electric Co.	1.000	Quarterly	12/20/2024	1.682	1,800	(29)	(23)	(52)	8	0

Total Swap Agreements						$(376)	$135	$(241)	$40	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$94	$40	$134	$0	$(82)	$0	$(82)

(i)

Securities with an aggregate market value of $11,834 and cash of $1,535 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2020	$		167		ZAR	3,171	$16	$0
	09/2020			730		TWD	21,567	1	0
BPS	07/2020		RUB	1,517	$		22	0	0
CBK	07/2020		COP	2,774,539			771	34	0
	07/2020	$		1,231		CAD	1,687	12	0
	08/2020		RUB	2,235	$		33	1	0
	09/2020	$		174		KRW	214,768	4	0
GLM	07/2020		MXN	11,314	$		454	0	(37)
	07/2020		RUB	2,202			30	0	(1)
	08/2020			1,941			28	1	0
HUS	08/2020		GBP	79,662			97,692	0	(1,039)
	09/2020	$		179		PLN	703	0	(1)

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	07/2020		GBP	80,641	$		99,179	$0	$(743)
	07/2020	$		1,220		GBP	979	0	(7)
MYI	07/2020			228		JPY	24,408	0	(2)
	08/2020		JPY	24,408	$		228	2	0
	09/2020		IDR	9,301,734			613	0	(32)
	09/2020	$		229		PLN	899	0	(1)
SCX	07/2020		EUR	43,471	$		48,384	0	(456)
	08/2020			43,471			48,859	0	(16)
	09/2020		INR	10,373			135	0	(1)
TOR	07/2020		JPY	76,687			712	2	0
	07/2020	$		148		JPY	15,801	0	(1)
	08/2020		JPY	15,801	$		148	1	0
UAG	07/2020		RUB	3,364			45	0	(2)
	07/2020	$		341		JPY	36,477	0	(3)
	08/2020		JPY	36,477	$		341	4	0

Total Forward Foreign Currency Contracts								$78	$(2,342)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550%	09/16/2020	$20,000	$(14)	$(10)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	09/16/2020	20,000	(40)	(44)

Total Written Options						$(54)	$(54)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
GST	UBS AG	(1.000)%	Quarterly	09/20/2022	0.622%	$2,800	$(16)	$(8)	$0	$(24)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	1.522%	$9,250	$(645)	$553	$0	$(92)
BRC	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	3.169	800	66	(37)	29	0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.401	3,000	(52)	(126)	0	(178)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.243	200	(7)	(3)	0	(10)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.401	2,200	(34)	(97)	0	(131)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2023	1.059%	$2,300	$(21)	$18	$0	$(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.444	1,700	(14)	(19)	0	(33)
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	3.169	500	43	(25)	18	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.444	11,900	(75)	(153)	0	(228)

							$(739)	$111	$47	$(675)

Total Swap Agreements							$(755)	$103	$47	$(699)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(7)
BOA	$17	$0	$0	$17	$0	$(54)	$0	$(54)	$(37)	$0	$(37)
BPS	0	0	0	0	0	0	(92)	(92)	(92)	104	12
BRC	0	0	29	29	0	0	0	0	29	0	29
CBK	51	0	0	51	0	0	(178)	(178)	(127)	0	(127)
GLM	1	0	0	1	(38)	0	0	(38)	(37)	0	(37)
GST	0	0	18	18	0	0	(201)	(201)	(183)	102	(81)
HUS	0	0	0	0	(1,040)	0	0	(1,040)	(1,040)	0	(1,040)
JPM	0	0	0	0	(750)	0	0	(750)	(750)	0	(750)
MYC	0	0	0	0	0	0	(228)	(228)	(228)	192	(36)
MYI	2	0	0	2	(35)	0	0	(35)	(33)	36	3
SCX	0	0	0	0	(473)	0	0	(473)	(473)	357	(116)
TOR	3	0	0	3	(1)	0	0	(1)	2	0	2
UAG	4	0	0	4	(5)	0	0	(5)	(1)	0	(1)

Total Over the Counter	$78	$0	$47	$125	$(2,342)	$(54)	$(699)	$(3,095)

(k)

Securities with an aggregate market value of $791 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$94	$94
Swap Agreements	0	40	0	0	0	40

	$0	$40	$0	$0	$94	$134

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$78	$0	$78
Swap Agreements	0	47	0	0	0	47

	$0	$47	$0	$78	$0	$125

	$0	$87	$0	$78	$94	$259

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$82	$82

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,342	$0	$2,342
Written Options	0	54	0	0	0	54
Swap Agreements	0	699	0	0	0	699

	$0	$753	$0	$2,342	$0	$3,095

	$0	$753	$0	$2,342	$82	$3,177

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,895)	$(5,895)
Swap Agreements	0	(4,003)	0	0	(424)	(4,427)

	$0	$(4,003)	$0	$0	$(6,319)	$(10,322)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,680	$0	$4,680
Purchased Options	0	0	0	0	(21)	(21)
Written Options	0	295	0	0	0	295
Swap Agreements	0	568	0	0	0	568

	$0	$863	$0	$4,680	$(21)	$5,522

	$0	$(3,140)	$0	$4,680	$(6,340)	$(4,800)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(718)	$(718)
Swap Agreements	0	15	0	0	1,014	1,029

	$0	$15	$0	$0	$296	$311

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(683)	$0	$(683)
Purchased Options	0	0	0	0	10	10
Written Options	0	(21)	0	0	0	(21)
Swap Agreements	0	(1,662)	0	0	0	(1,662)

	$0	$(1,683)	$0	$(683)	$10	$(2,356)

	$0	$(1,668)	$0	$(683)	$306	$(2,045)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$16,696	$10,021	$26,717
Corporate Bonds & Notes
Banking & Finance	0	515,548	112	515,660
Industrials	0	190,411	0	190,411
Utilities	0	20,982	0	20,982
Municipal Bonds & Notes
California	0	4,174	0	4,174
Illinois	0	1,463	0	1,463
New Jersey	0	6,119	0	6,119
New York	0	12,446	0	12,446
Texas	0	4,236	0	4,236
Virginia	0	5,872	0	5,872
U.S. Government Agencies	0	537,940	0	537,940
U.S. Treasury Obligations	0	248,959	0	248,959
Non-Agency Mortgage-Backed Securities	0	93,023	0	93,023

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Asset-Backed Securities	$0	$324,345	$0	$324,345
Preferred Securities
Banking & Finance	0	48,070	0	48,070
Industrials	0	7,080	0	7,080
Short-Term Instruments
Repurchase Agreements	0	3,783	0	3,783

	$0	$2,041,147	$10,133	$2,051,280

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$104	$0	$0	$104

Total Investments	$104	$2,041,147	$10,133	$2,051,384

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	94	40	0	134
Over the counter	0	125	0	125

	$94	$165	$0	$259

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(82)	0	0	(82)
Over the counter	0	(3,095)	0	(3,095)

	$(82)	$(3,095)	$0	$(3,177)

Total Financial Derivative Instruments	$12	$(2,930)	$0	$(2,918)

Totals	$116	$2,038,217	$10,133	$2,048,466

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	47

Schedule of Investments PIMCO Fixed Income SHares: Series LD

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%

Qatar National Bank SAQ
1.277% (LIBOR03M + 0.900%) due 12/22/2020 «~	$1,000	$998

Total Loan Participations and Assignments (Cost $998)		998

CORPORATE BONDS & NOTES 113.3%

BANKING & FINANCE 62.5%

AerCap Ireland Capital DAC
3.950% due 02/01/2022	500	500
4.625% due 10/30/2020	500	502

Air Lease Corp.
2.750% due 01/15/2023 (d)	1,300	1,284

Aircastle Ltd.
5.500% due 02/15/2022 (d)	1,500	1,515

Ally Financial, Inc.
4.250% due 04/15/2021	200	204

American Tower Corp.
3.300% due 02/15/2021	400	407
3.375% due 05/15/2024 (d)	1,200	1,304

Aozora Bank Ltd.
2.550% due 09/09/2022	1,300	1,337
3.810% due 09/07/2021	700	721

Athene Global Funding
2.667% (US0003M + 1.230%) due 07/01/2022 ~(d)	2,000	1,982

Aviation Capital Group LLC
2.875% due 01/20/2022 (d)	1,100	1,052
4.125% due 08/01/2025	400	360
6.750% due 04/06/2021	250	251

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	400	377

Bank of New Zealand
3.500% due 02/20/2024	500	543

Barclays PLC
4.338% due 05/16/2024 •(d)	1,200	1,293

BGC Partners, Inc.
5.125% due 05/27/2021	300	305

BOC Aviation Ltd.
2.375% due 09/15/2021	400	400
3.000% due 05/23/2022	1,300	1,322

Cantor Fitzgerald LP
6.500% due 06/17/2022 (d)	200	212

Citigroup, Inc.
1.486% (US0003M + 1.100%) due 05/17/2024 ~(d)	600	601
1.970% (US0003M + 0.950%) due 07/24/2023 ~(d)	1,500	1,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CK Hutchison International Ltd.
3.250% due 04/11/2024 (d)	$1,000	$1,060

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022 (d)	850	903

Danske Bank A/S
1.378% (US0003M + 1.060%) due 09/12/2023 ~(d)	1,500	1,474
2.000% due 09/08/2021 (d)	500	508

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	69	64

Five Corners Funding Trust
4.419% due 11/15/2023 (d)	500	557

Ford Motor Credit Co. LLC
4.250% due 09/20/2022 (d)	1,400	1,378
5.750% due 02/01/2021	500	504

General Motors Financial Co., Inc.
3.550% due 07/08/2022 (d)	2,000	2,051

Hyundai Capital Services, Inc.
2.875% due 03/16/2021	1,000	1,008

ICICI Bank Ltd.
3.125% due 08/12/2020	300	300
5.750% due 11/16/2020	1,602	1,623

International Lease Finance Corp.
4.625% due 04/15/2021	600	606
8.250% due 12/15/2020	250	256

LeasePlan Corp. NV
2.875% due 10/24/2024 (d)	1,700	1,749

Mitsubishi UFJ Financial Group, Inc.
1.851% (US0003M + 0.860%) due 07/26/2023 ~(d)	2,000	1,994

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021 (d)	1,000	1,015

Nationwide Building Society
3.622% due 04/26/2023 •(d)	500	520

Navient Corp.
5.875% due 03/25/2021	100	98
6.625% due 07/26/2021	400	393

Nissan Motor Acceptance Corp.
0.936% (US0003M + 0.630%) due 09/21/2021 ~(d)	500	481

Nomura Holdings, Inc.
2.648% due 01/16/2025 (d)	1,700	1,774

ORIX Corp.
2.900% due 07/18/2022 (d)	1,200	1,242
3.200% due 01/19/2022	500	515

Pacific Life Global Funding
1.200% due 06/24/2025	1,100	1,107

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	700	657

Qatari Diar Finance QSC
5.000% due 07/21/2020	600	603

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QNB Finance Ltd.
1.556% (US0003M + 1.000%) due 05/02/2022 ~	$400	$396
1.898% (US0003M + 1.450%) due 08/11/2021 ~	600	602

Reliance Standard Life Global Funding
2.750% due 01/21/2027 (d)	900	883

Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •(d)	600	623
4.519% due 06/25/2024 •(d)	900	979

Santander UK PLC
2.100% due 01/13/2023 (d)	1,000	1,033
3.400% due 06/01/2021 (d)	1,100	1,129

SBA Tower Trust
3.156% due 10/10/2045 (d)	1,800	1,804

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021 (d)	1,200	1,205
2.650% due 07/15/2021	600	603
3.000% due 07/15/2022	300	302
3.550% due 04/15/2024	300	307

Springleaf Finance Corp.
6.125% due 05/15/2022	400	409
7.750% due 10/01/2021	600	626
8.250% due 12/15/2020	200	207

Standard Chartered PLC
1.510% (US0003M + 1.200%) due 09/10/2022 ~	500	501
2.744% due 09/10/2022 •(d)	1,300	1,315

Swedbank AB
1.013% (US0003M + 0.700%) due 03/14/2022 ~(d)	200	201

WEA Finance LLC
3.150% due 04/05/2022	300	305

		55,843

INDUSTRIALS 42.0%

AbbVie, Inc.
2.300% due 11/21/2022 (d)	1,400	1,448
5.000% due 12/15/2021	400	420

Arrow Electronics, Inc.
3.500% due 04/01/2022 (d)	600	616

Bacardi Ltd.
4.500% due 01/15/2021	1,700	1,713

BAT Capital Corp.
2.764% due 08/15/2022 (d)	1,500	1,554

Bayer U.S. Finance LLC
2.750% due 07/15/2021	100	102

Boeing Co.
2.300% due 08/01/2021	300	303

Boral Finance Pty. Ltd.
3.000% due 11/01/2022 (d)	1,100	1,110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
4.250% due 04/15/2026 (d)	$1,100	$1,226

Carrier Global Corp.
2.242% due 02/15/2025	800	821

Central Nippon Expressway Co. Ltd.
1.163% (US0003M + 0.850%) due 09/14/2021 ~(d)	1,400	1,410

Charter Communications Operating LLC
4.464% due 07/23/2022	1,200	1,280
4.500% due 02/01/2024	300	332

Crown Castle Towers LLC
3.222% due 05/15/2042 (d)	300	305

CVS Health Corp.
3.350% due 03/09/2021 (d)	478	488

D.R. Horton, Inc.
4.375% due 09/15/2022 (d)	1,000	1,063

Daimler Finance North America LLC
2.550% due 08/15/2022 (d)	1,900	1,950

Dell International LLC
4.420% due 06/15/2021	600	617
5.450% due 06/15/2023 (d)	400	438

Delta Air Lines, Inc.
3.625% due 03/15/2022	1,400	1,327

GATX Corp.
1.261% (US0003M + 0.720%) due 11/05/2021 ~	200	197

General Mills, Inc.
6.610% due 10/15/2022 (d)	500	509

Georgia-Pacific LLC
3.734% due 07/15/2023 (d)	200	216

Hyundai Capital America
3.450% due 03/12/2021	700	708

Imperial Brands Finance PLC
3.125% due 07/26/2024 (d)	650	676
3.750% due 07/21/2022 (d)	1,100	1,149

Japan Tobacco, Inc.
2.000% due 04/13/2021	500	503

Kansas City Southern
3.000% due 05/15/2023 (d)	1,500	1,533

Masco Corp.
5.950% due 03/15/2022	76	82

Mylan NV
3.150% due 06/15/2021 (d)	1,700	1,736

NXP BV
4.125% due 06/01/2021 (d)	500	515
4.625% due 06/15/2022 (d)	1,200	1,279

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~	900	828

Otis Worldwide Corp.
2.056% due 04/05/2025	900	944

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020 (d)	$700	$704
6.000% due 04/07/2023 (d)	1,000	1,103

Reynolds American, Inc.
4.000% due 06/12/2022 (d)	600	634

Ryder System, Inc.
2.875% due 06/01/2022 (d)	1,200	1,242

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022	300	320

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	100	102

Spirit AeroSystems, Inc.
1.113% (US0003M + 0.800%) due 06/15/2021 ~(d)	950	885
3.950% due 06/15/2023 (d)	1,100	935

Sprint Spectrum Co. LLC
3.360% due 03/20/2023 (d)	250	253

Syngenta Finance NV
3.933% due 04/23/2021	200	202

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022 (d)	500	517

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	800	849
4.950% due 09/15/2028	300	334

		37,478

UTILITIES 8.8%

AT&T, Inc.
1.314% (US0003M + 0.890%) due 02/15/2023 ~(d)	1,100	1,095
1.498% (US0003M + 1.180%) due 06/12/2024 ~(d)	700	702

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	300	317

Enel Finance International NV
4.250% due 09/14/2023	200	218

FirstEnergy Corp.
2.850% due 07/15/2022 (d)	700	726

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	400	450

Pacific Gas & Electric Co.
2.950% due 03/01/2026 ^(a)	100	108

Pacific Gas and Electric Co.
1.750% due 06/16/2022	1,100	1,104
2.100% due 08/01/2027 (d)	200	198

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	90	91

Southern Power Co.
0.856% (US0003M + 0.550%) due 12/20/2020 ~	65	65

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Communications, Inc.
6.000% due 11/15/2022	$300	$317

Sprint Corp.
7.250% due 09/15/2021	1,100	1,154

Telstra Corp. Ltd.
3.125% due 04/07/2025	100	109

Verizon Communications, Inc.
1.492% (US0003M + 1.100%) due 05/15/2025 ~(d)	1,100	1,114

Wisconsin Electric Power Co.
2.050% due 12/15/2024	100	105

		7,873

Total Corporate Bonds & Notes (Cost $100,080)		101,194

MUNICIPAL BONDS & NOTES 1.3%

ILLINOIS 0.4%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	300	319

PENNSYLVANIA 0.9%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
1.121% (US0003M + 0.130%) due 10/25/2036 ~	858	815

Total Municipal Bonds & Notes (Cost $1,145)		1,134

U.S. GOVERNMENT AGENCIES 4.0%

Fannie Mae
0.490% due 09/25/2022 •	7	8

Freddie Mac
2.235% due 07/15/2035 •	1,900	1,915
2.500% due 06/25/2034 (d)	1,397	1,412
4.185% due 01/15/2022 •	4	4

Ginnie Mae
0.640% due 10/20/2037 •	36	36
0.983% due 08/20/2061 •	2	2
1.103% due 05/20/2066 •	159	160

Total U.S. Government Agencies (Cost $3,516)		3,537

U.S. TREASURY OBLIGATIONS 6.9%

U.S. Treasury Inflation Protected Securities (b)
0.875% due 01/15/2029 (d)	4,266	4,865

U.S. Treasury Notes
0.375% due 03/31/2022 (d)	1,300	1,305

Total U.S. Treasury Obligations (Cost $6,133)		6,170

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 14.3%

AREIT Trust
2.805% due 04/14/2037 •		$500	$503

Banc of America Funding Trust
0.490% due 02/20/2035 •		5	5
4.717% due 09/20/2034 ~		46	45

Bancorp Commercial Mortgage Trust
1.235% due 09/15/2036 •		197	189

Bear Stearns Adjustable Rate Mortgage Trust
3.559% due 04/25/2033 ~		21	21
4.103% due 01/25/2034 ~		7	7
4.259% due 11/25/2034 ~		41	38

Brass PLC
1.086% due 11/16/2066 •		173	172

Citigroup Mortgage Loan Trust
4.380% due 10/25/2035 •		4	4

Countrywide Alternative Loan Trust
0.345% due 07/25/2036 •		78	77

Credit Suisse First Boston Mortgage Securities Corp.
3.567% due 06/25/2033 ~		12	12
6.500% due 04/25/2033		52	54

GSR Mortgage Loan Trust
2.427% due 08/25/2033 •		58	57
4.065% due 09/25/2035 ~		4	4

Hawksmoor Mortgage Funding PLC
1.287% due 05/25/2053 •	GBP	269	334

Holmes Master Issuer PLC
1.639% due 10/15/2054 •		$934	933

Impac CMB Trust
0.825% due 03/25/2035 •		286	274
1.185% due 07/25/2033 •		196	189

JPMorgan Chase Commercial Mortgage Securities Trust
1.635% due 12/15/2031 •		1,000	982

JPMorgan Mortgage Trust
3.611% due 06/25/2035 ~		14	14
3.774% due 02/25/2035 ~		3	2
4.109% due 09/25/2034 ~		6	6
4.152% due 04/25/2035 ~		91	94
4.241% due 02/25/2034 ~		25	25

Lanark Master Issuer PLC
1.128% due 12/22/2069 •		1,140	1,143

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		930	939

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.665% due 06/15/2030 •		14	13
2.610% due 10/20/2029 •		10	10

Merrill Lynch Mortgage Investors Trust
0.645% due 04/25/2029 •		4	4
0.825% due 10/25/2028 •		4	4
3.738% due 02/25/2035 ~		97	97

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MF1 Ltd.
1.315% due 12/25/2034 •	$2,000	$1,972

Morgan Stanley Mortgage Loan Trust
3.725% due 11/25/2034 ~	5	5

Motel 6 Trust
1.105% due 08/15/2034 •	271	266

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	956	1,009

Prime Mortgage Trust
0.585% due 02/25/2034 •	6	6

Sequoia Mortgage Trust
0.544% due 10/19/2026 •	58	56
0.950% due 10/20/2027 •	7	7

Structured Asset Mortgage Investments Trust
0.774% due 07/19/2034 •	31	30
0.854% due 09/19/2032 •	8	7
6.473% due 06/25/2029 ~	5	4

Structured Asset Securities Corp. Mortgage Loan Trust
0.785% due 10/25/2027 •	3	3

Thornburg Mortgage Securities Trust
0.825% due 09/25/2043 •	5	5
3.647% due 04/25/2045 ~	17	16

VMC Finance LLC
1.114% due 10/15/2035 •	676	645

WaMu Mortgage Pass-Through Certificates Trust
0.455% due 12/25/2045 •	146	141
0.475% due 10/25/2045 •	25	25
0.585% due 06/25/2044 •	22	21
0.925% due 11/25/2034 •	52	50
2.904% due 06/25/2042 •	6	5

Wells Fargo Commercial Mortgage Trust
1.035% due 12/13/2031 •	1,000	950

Wells Fargo-RBS Commercial Mortgage Trust
1.644% due 06/15/2044 •	1,318	1,319

Total Non-Agency Mortgage-Backed Securities (Cost $12,887)		12,793

ASSET-BACKED SECURITIES 26.7%

Amortizing Residential Collateral Trust
1.185% due 10/25/2034 •	239	232

Bear Stearns Asset-Backed Securities Trust
0.935% due 03/25/2035 •	1,000	942
0.985% due 10/27/2032 •	38	37
1.385% due 01/25/2045 •	369	369

Chase Funding Trust
0.925% due 10/25/2032 •	61	60

Colony American Finance Ltd.
2.544% due 06/15/2048	33	33

Countrywide Asset-Backed Certificates Trust
0.665% due 05/25/2036 •	500	474

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Funding Home Equity Loan Trust
1.005% due 09/15/2029 •		$6	$6

Fair Oaks Loan Funding DAC
1.900% due 07/15/2031 •	EUR	800	905

Finance America Mortgage Loan Trust
1.010% due 08/25/2034 •		$131	128

First Franklin Mortgage Loan Trust
0.345% due 04/25/2036 •		1,315	1,260

GSAMP Trust
0.445% due 06/25/2036 •		800	749

Gulf Stream Meridian Ltd.
2.478% due 10/15/2029 •		900	905

Halcyon Loan Advisors Funding Ltd.
2.055% due 04/20/2027 •		493	487
2.265% due 04/18/2026 •		18	18

LCM LP
2.175% due 10/20/2027 •		250	246

Monarch Grove CLO
1.871% due 01/25/2028 •		1,343	1,327

New Century Home Equity Loan Trust
1.115% due 11/25/2034 •		765	728

NovaStar Mortgage Funding Trust
0.845% due 01/25/2036 •		1,471	1,446

Palmer Square Loan Funding Ltd.
1.177% due 02/20/2028 •		984	970
1.920% due 10/24/2027 •		1,129	1,117

RAAC Trust
0.735% due 01/25/2046 •		953	937

Residential Mortgage Loan Trust
1.685% due 09/25/2029 •		3	3

Securitized Asset-Backed Receivables LLC Trust
0.860% due 01/25/2035 •		490	467

SLM Student Loan Trust
0.863% due 12/15/2025 •		281	278
1.741% due 04/25/2023 •		648	605
2.491% due 04/25/2023 •		407	399
2.691% due 07/25/2023 •		331	326

SMB Private Education Loan Trust
1.035% due 09/15/2054 •		4,000	3,866
1.185% due 06/15/2027 •		136	136

SoFi Professional Loan Program LLC
3.020% due 02/25/2040		173	178

Towd Point Mortgage Trust
1.185% due 05/25/2058 •		1,193	1,189
1.185% due 10/25/2059 •		1,007	1,004
3.000% due 11/25/2059 ~		881	896

Venture CLO Ltd.
2.365% due 04/20/2029 •		900	886

Zais CLO Ltd.
2.369% due 04/15/2028 •		296	294

Total Asset-Backed Securities (Cost $24,095)			23,903

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%

Export-Import Bank of India
1.374% (US0003M + 1.000%) due 08/21/2022 ~	$250	$244

Total Sovereign Issues (Cost $250)		244

	SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

JPMorgan Chase & Co.
4.230% (US0003M + 3.470%) due 07/30/2020 ~(c)	440,000	401

Total Preferred Securities (Cost $440)		401

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.7%

COMMERCIAL PAPER 2.1%

American Honda Finance Corp.
2.000% due 09/03/2020	$1,900	1,898

MUNICIPAL BONDS & NOTES 0.6%

Illinois State General Obligation Notes, Series 2020
4.875% due 05/01/2021	500	509

Total Municipal Bonds & Notes (Cost $500)		509

Total Short-Term Instruments (Cost $2,393)		2,407

Total Investments in Securities (Cost $151,937)		152,781

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	662	7

Total Short-Term Instruments (Cost $6)		7

Total Investments in Affiliates (Cost $6)		7

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

MARKET VALUE (000S)
Total Investments 171.0% (Cost $151,943)	$152,788

Financial Derivative Instruments (e)(f) (0.2)% (Cost or Premiums, net $130)	(160)

Other Assets and Liabilities, net (70.8)%	(63,282)

Net Assets 100.0%	$89,346

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	0.050%	06/23/2020	TBD	(2)	$(185)	$(185)
FOB	0.500	06/30/2020	07/30/2020		(565)	(565)
	0.500	06/30/2020	TBD	(2)	(187)	(186)
	0.600	05/05/2020	TBD	(2)	(2,114)	(2,117)
	0.600	05/08/2020	TBD	(2)	(14,374)	(14,389)
RCY	0.240	06/22/2020	07/27/2020		(1,370)	(1,370)
SOG	0.600	05/07/2020	TBD	(2)	(20,885)	(20,905)
	0.600	05/11/2020	TBD	(2)	(500)	(500)
TDM	0.500	06/12/2020	TBD	(2)	(13,904)	(13,908)
	0.500	06/17/2020	TBD	(2)	(2,833)	(2,833)

Total Reverse Repurchase Agreements						$(56,958)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BOS	0.200%	06/24/2020	07/01/2020	$(4,879)	$(4,879)
GSC	0.230	06/30/2020	07/01/2020	(1,307)	(1,307)

Total Sale-Buyback Transactions					$(6,186)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(185)	$0	$(185)	$198	$13
FOB	0	(17,257)	0	(17,257)	19,474	2,217
RCY	0	(1,370)	0	(1,370)	1,412	42
SOG	0	(21,405)	0	(21,405)	22,754	1,349
TDM	0	(16,741)	0	(16,741)	17,483	742
Master Securities Forward Transaction Agreement
BOS	0	0	(4,879)	(4,879)	4,865	(14)
GSC	0	0	(1,307)	(1,307)	1,305	(2)

Total Borrowings and Other Financing Transactions	$0	$(56,958)	$(6,186)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(565)	$0	$(55,023)	$(55,588)
U.S. Government Agencies	0	(1,370)	0	0	(1,370)

Total	$0	$(1,935)	$0	$(55,023)	$(56,958)

Sale-Buyback Transactions
U.S. Treasury Obligations	(6,186)	0	0	0	(6,186)

Total	$(6,186)	$0	$0	$0	$(6,186)

Total Borrowings	$(6,186)	$(1,935)	$0	$(55,023)	$(63,144)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(63,144)

(d)	Securities with an aggregate market value of $67,801 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(64,183) at a weighted average interest rate of 1.410%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Canada Bankers’ Acceptance June Futures	06/2021	180	$	32,966	$37	$0	$0
3-Month Canada Bankers’ Acceptance March Futures	03/2021	143		26,194	258	0	0
U.S. Treasury 2-Year Note September Futures	09/2020	346		76,407	29	5	0
U.S. Treasury 10-Year Note September Futures	09/2020	3		418	1	0	(1)

					$325	$5	$(1)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2020	186	$	(23,388)	$(52)	$6	$0
U.S. Treasury 10-Year Ultra September Futures	09/2020	41		(6,457)	(23)	10	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	14		(3,054)	22	15	0

					$(53)	$31	$0

Total Futures Contracts					$272	$36	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$3,588	$ (225)	$242	$17	$0	$(26)
CDX.HY-34 5-Year Index	(5.000)	Quarterly	06/20/2025	6,080	361	(324)	37	0	(48)

					$ 136	$(82)	$54	$0	$(74)

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	$7,400	$0	$(1)	$(1)	$0	$(1)
3-Month USD-LIBOR(4)	01-Month USD-LIBOR + 0.098%	Quarterly	01/13/2023	5,700	0	0	0	0	0

					$0	$(1)	$(1)	$0	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.625%	Semi-Annual	01/06/2030	$	3,300	$(17)	$(311)	$(328)	$6	$0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	2,100	22	(125)	(103)	0	(6)

							$5	$(436)	$(431)	$6	$(6)

Total Swap Agreements							$141	$(519)	$(378)	$6	$(81)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$36	$6	$42	$0	$(1)	$(81)	$(82)

Cash of $1,375 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2020		CAD	1,157	$		844	$0	$(8)
BPS	07/2020		EUR	811			901	0	(10)
GLM	07/2020		JPY	1,000			9	0	0
MYI	07/2020		AUD	4,551			3,020	0	(121)
	07/2020	$		3,002		AUD	4,551	138	0
SCX	07/2020		GBP	308	$		382	0	0

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2020	$		3,131		AUD	4,551	$10	$0
	08/2020		AUD	4,551	$		3,131	0	(10)
	08/2020		EUR	811			911	0	0
TOR	07/2020		AUD	4,551			3,025	0	(116)

Total Forward Foreign Currency Contracts								$148	$(265)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 07/01/2050	$73.000	07/07/2020	4,800	$0	$0

Total Purchased Options					$0	$0

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	$102.055	08/06/2020	2,000	$(8)	$(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.078	08/06/2020	100	0	0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2050	102.094	08/06/2020	700	(3)	(1)

Total Written Options					$(11)	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(8)	$0	$0	$(8)	$(8)	$0	$(8)
BPS	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
GSC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
JPM	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYI	138	0	0	138	(121)	0	0	(121)	17	0	17
SCX	10	0	0	10	(10)	0	0	(10)	0	0	0
TOR	0	0	0	0	(116)	0	0	(116)	(116)	0	(116)

Total Over the Counter	$148	$0	$0	$148	$(265)	$(3)	$0	$(268)

(1)	Notional Amount represents the number of contracts.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$36	$36
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$42	$42

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$148	$0	$148

	$0	$0	$0	$148	$42	$190

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	74	0	0	7	81

	$0	$74	$0	$0	$8	$82

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$265	$0	$265
Written Options	0	0	0	0	3	3

	$0	$0	$0	$265	$3	$268

	$0	$74	$0	$265	$11	$350

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$12	$12
Futures	0	0	0	0	(353)	(353)
Swap Agreements	0	1,234	0	0	(76)	1,158

	$0	$1,234	$0	$0	$(417)	$817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$421	$0	$421
Purchased Options	0	0	0	(3)	(1)	(4)
Written Options	0	10	0	0	7	17

	$0	$10	$0	$418	$6	$434

	$0	$1,244	$0	$418	$(411)	$1,251

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	236	236
Swap Agreements	0	277	0	0	(308)	(31)

	$0	$277	$0	$0	$(70)	$207

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39	$0	$39
Purchased Options	0	0	0	1	0	1
Written Options	0	0	0	0	9	9

	$0	$0	$0	$40	$9	$49

	$0	$277	$0	$40	$(61)	$256

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$998	$998
Corporate Bonds & Notes
Banking & Finance	0	55,843	0	55,843
Industrials	0	37,478	0	37,478
Utilities	0	7,873	0	7,873
Municipal Bonds & Notes
Illinois	0	319	0	319
Pennsylvania	0	815	0	815
U.S. Government Agencies	0	3,537	0	3,537
U.S. Treasury Obligations	0	6,170	0	6,170
Non-Agency Mortgage-Backed Securities	0	12,793	0	12,793
Asset-Backed Securities	0	23,903	0	23,903
Sovereign Issues	0	244	0	244
Preferred Securities
Banking & Finance	0	401	0	401
Short-Term Instruments
Commercial Paper	0	1,898	0	1,898
Municipal Bonds & Notes	0	509	0	509

	$0	$151,783	$998	$152,781

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7	$0	$0	$7

Total Investments	$7	$151,783	$998	$152,788

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	36	6	0	42
Over the counter	0	148	0	148

	$36	$154	$0	$190

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(Unaudited)

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1)	$(81)	$0	$(82)
Over the counter	0	(268)	0	(268)

	$(1)	$(349)	$0	$(350)

Total Financial Derivative Instruments	$35	$(195)	$0	$(160)

Totals	$42	$151,588	$998	$152,628

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2020:

Category and Subcategory	Beginning Balance at 12/30/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,002	$0	$0	$1	$0	$(5)	$0	$0	$998	$(5)

Totals	$1,002	$0	$0	$1	$0	$(5)	$0	$0	$998	$(5)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$998	Third Party Vendor	Broker Quote	99.825	—

Total	$998

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series M

(Unaudited)

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

PG&E Corp.
2.440% (LIBOR03M + 2.250%) due 12/31/2020 ~		$7,000	$6,978

Total Loan Participations and Assignments (Cost $6,995)			6,978

CORPORATE BONDS & NOTES 33.9%

BANKING & FINANCE 21.6%

AerCap Ireland Capital DAC
5.000% due 10/01/2021		15,800	15,985

American Tower Corp.
2.100% due 06/15/2030		3,200	3,214
3.100% due 06/15/2050		1,900	1,876

Banco Santander Mexico S.A.
4.125% due 11/09/2022		26,100	27,258

Bank of America Corp.
3.093% due 10/01/2025 •		1,400	1,512

Barclays Bank PLC
7.625% due 11/21/2022 (e)		5,500	5,991

Barclays PLC
4.375% due 01/12/2026		6,500	7,347
4.972% due 05/16/2029 •		3,100	3,634
6.375% due 12/15/2025 •(d)(e)	GBP	400	468
7.125% due 06/15/2025 •(d)(e)		200	246
8.000% due 06/15/2024 •(d)(e)		$5,000	5,184

BGC Partners, Inc.
5.375% due 07/24/2023		10,200	10,624

BPCE S.A.
4.625% due 07/11/2024		14,300	15,614

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,000	4,152

CIT Group, Inc.
5.000% due 08/15/2022		600	615

Credit Suisse AG
6.500% due 08/08/2023 (e)		16,000	17,538

Credit Suisse Group AG
6.250% due 12/18/2024 •(d)(e)		1,300	1,360
7.500% due 12/11/2023 •(d)(e)		1,200	1,296

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		500	539
4.550% due 04/17/2026		1,000	1,151

Crown Castle International Corp.
4.450% due 02/15/2026		8,000	9,177

CyrusOne LP
1.450% due 01/22/2027	EUR	5,700	6,174

Deutsche Bank AG
3.961% due 11/26/2025 •		$9,000	9,451
4.250% due 10/14/2021		800	821

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Discover Financial Services
4.500% due 01/30/2026		$4,500	$5,050

EPR Properties
4.950% due 04/15/2028		700	669

Equinix, Inc.
2.875% due 03/15/2024	EUR	10,000	11,450

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$4,000	4,289

Ford Motor Credit Co. LLC
3.157% due 08/04/2020		1,000	997
3.550% due 10/07/2022		4,300	4,191
3.810% due 01/09/2024		1,000	964

General Motors Financial Co., Inc.
3.200% due 07/13/2020		300	300
3.950% due 04/13/2024		1,000	1,035
4.250% due 05/15/2023		9,630	10,064

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		4,500	5,043

Harborwalk Funding Trust
5.077% due 02/15/2069 •		4,500	5,515

HSBC Holdings PLC
2.099% due 06/04/2026 •		6,000	6,067
4.583% due 06/19/2029 •		3,400	3,930

ING Groep NV
4.625% due 01/06/2026		5,200	6,102

Intesa Sanpaolo SpA
6.500% due 02/24/2021		2,300	2,365

JPMorgan Chase & Co.
3.220% due 03/01/2025 •		5,500	5,922

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		6,400	6,666
7.500% due 09/27/2025 •(d)(e)		6,000	6,229

Morgan Stanley
7.500% due 04/02/2032 þ(f)		8,000	6,951

Ohio National Financial Services, Inc.
5.550% due 01/24/2030		6,300	6,027

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		800	790
5.250% due 08/15/2022		4,200	3,945

Piper Jaffray Cos.
4.740% due 10/15/2021		4,000	3,910

Royal Bank of Scotland Group PLC
4.800% due 04/05/2026		2,000	2,318

Sabra Health Care LP
3.900% due 10/15/2029		4,600	4,190

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,000	2,081

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •		1,000	1,049

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	61

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Service Properties Trust
5.000% due 08/15/2022		$8,500	$8,351

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024		6,400	6,724

Teachers Insurance & Annuity Association of America
3.300% due 05/15/2050		5,000	5,165

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	98	164
5.744% due 04/13/2040		578	963
5.801% due 10/13/2040		681	1,147

UBS AG
5.125% due 05/15/2024 (e)		$2,200	2,394
7.625% due 08/17/2022 (e)		14,600	16,289

UniCredit SpA
7.830% due 12/04/2023		8,500	9,841

VEREIT Operating Partnership LP
4.875% due 06/01/2026		1,000	1,110

Wells Fargo & Co.
3.584% due 05/22/2028 •		600	666
4.100% due 06/03/2026		400	451
4.150% due 01/24/2029		1,600	1,879

			324,480

INDUSTRIALS 11.2%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029 (a)		3,500	3,561

American Airlines Pass-Through Trust
3.150% due 08/15/2033		4,923	4,554
3.375% due 11/01/2028		4,740	3,979
3.500% due 08/15/2033		591	494
4.950% due 07/15/2024		2,359	1,917

Bacardi Ltd.
4.700% due 05/15/2028		1,000	1,132
5.150% due 05/15/2038		2,600	3,057

Bon Secours Mercy Health, Inc.
3.464% due 06/01/2030		6,000	6,639

Bowdoin College
4.693% due 07/01/2112		6,600	7,655

Campbell Soup Co.
3.300% due 03/15/2021		1,100	1,119

Citrix Systems, Inc.
4.500% due 12/01/2027		2,500	2,876

Conagra Brands, Inc.
4.850% due 11/01/2028		100	121

CVS Health Corp.
3.700% due 03/09/2023		8,500	9,137

CVS Pass-Through Trust
7.507% due 01/10/2032		5,617	7,003

DAE Funding LLC
5.250% due 11/15/2021		6,200	6,107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
6.020% due 06/15/2026		$6,300	$7,228

DP World PLC
2.375% due 09/25/2026	EUR	8,200	8,962

Energy Transfer Operating LP
4.200% due 04/15/2027		$300	314

General Electric Co.
5.875% due 01/14/2038		508	569

Imperial Brands Finance PLC
2.950% due 07/21/2020		2,700	2,703

Infor, Inc.
1.450% due 07/15/2023		2,600	2,623

Kinder Morgan, Inc.
5.625% due 11/15/2023		1,150	1,300
7.750% due 01/15/2032		2,200	3,078

Marvell Technology Group Ltd.
4.875% due 06/22/2028		7,000	8,430

Micron Technology, Inc.
4.185% due 02/15/2027		4,100	4,546

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2020 (c)(d)		46	0

Oracle Corp.
3.600% due 04/01/2040		6,000	6,835

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		1,700	1,774

Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	14,558

Prosus NV
3.680% due 01/21/2030		$5,500	5,771

QVC, Inc.
5.125% due 07/02/2022		1,100	1,116

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		8,300	9,352
6.250% due 03/15/2022		5,400	5,757

T-Mobile USA, Inc.
2.050% due 02/15/2028		4,300	4,313

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,800	3,901

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	1,125	1,178
3.250% due 04/15/2022		4,250	4,770

Total Capital International S.A.
3.386% due 06/29/2060		$3,000	3,098

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		4,147	3,096

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		2,500	2,653

Yara International ASA
3.148% due 06/04/2030		2,000	2,083

			169,359

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.1%

AT&T, Inc.
3.650% due 06/01/2051	$10,000	$10,480

Exelon Corp.
3.950% due 06/15/2025	2,500	2,812

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	2,600	2,827

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	17	14

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	92	28

		16,161

Total Corporate Bonds & Notes (Cost $495,267)		510,000

MUNICIPAL BONDS & NOTES 6.0%

CALIFORNIA 0.7%

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	3,500	5,355

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	4,800	5,002

		10,357

ILLINOIS 0.1%

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	1,100	1,376

NEW JERSEY 0.5%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,800	7,097

NEW YORK 0.9%

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2018
3.960% due 08/01/2032	4,420	5,058

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	8,000	8,510

		13,568

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	$900	$1,293

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	812

State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	10,053

		10,865

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	670	673

VIRGINIA 1.6%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	18,350	17,612

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,600	5,979

		23,591

WEST VIRGINIA 1.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	20,850	21,014

Total Municipal Bonds & Notes (Cost $76,976)		89,834

U.S. GOVERNMENT AGENCIES 60.5%

Fannie Mae
3.380% due 05/01/2028 •	4	4
3.568% due 12/01/2034 •	37	39
3.579% due 05/01/2033 •	45	47
3.598% due 11/01/2032 •	6	6
3.840% due 09/01/2032 •	6	7
3.910% due 10/01/2032 •	9	9
3.929% due 01/01/2033 •	15	15
4.050% due 10/01/2034 •	39	39
4.095% due 09/01/2027 •	27	27
4.455% due 03/25/2041 ~	9	10
4.462% due 05/25/2042 ~	10	10
6.500% due 07/18/2027	14	16

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	63

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.635% due 08/15/2029 - 12/15/2031 •	$21	$21
0.685% due 09/15/2030 •	3	3
0.735% due 03/15/2032 •	3	3
0.835% due 02/15/2024 •	223	222
1.335% due 09/15/2022 •	5	5
1.535% due 08/15/2023 •	2	2
3.455% due 08/01/2032 •	19	19
3.971% due 02/01/2033 •	17	17
4.000% due 01/01/2032 •	19	19
4.125% due 08/01/2029 •	5	5
4.180% due 02/01/2029 •	23	23
4.250% due 10/01/2032 •	8	8
4.500% due 10/01/2032 •	47	47
4.616% due 07/01/2032 •	2	2
6.000% due 12/15/2028	127	144
6.500% due 12/15/2023	2	2
7.000% due 04/01/2029 - 03/01/2030	8	8
7.500% due 08/15/2030	23	27

Ginnie Mae
3.000% (H15T1Y + 1.500%) due 01/20/2022 - 01/20/2026 ~	18	18
3.000% due 01/20/2027 - 03/20/2032 •	73	75
3.125% (H15T1Y + 1.500%) due 11/20/2023 - 10/20/2026 ~	19	20
3.125% due 10/20/2027 •	5	5
3.250% (H15T1Y + 1.500%) due 07/20/2021 - 08/20/2026 ~	35	36
3.250% due 07/20/2027 - 07/20/2029 •	31	31
3.875% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	36	35
3.875% due 04/20/2027 - 06/20/2032 •	30	30
4.375% (H15T1Y + 2.000%) due 06/20/2022 ~	6	6

NCUA Guaranteed Notes
0.624% due 10/07/2020 •	505	505

Uniform Mortgage-Backed Security
3.000% due 01/01/2046	226	240
3.500% due 05/01/2047	359	380
4.000% due 12/01/2044 - 03/01/2049	11,943	12,650
6.000% due 09/01/2022 - 12/01/2023	24	24
6.500% due 12/01/2028	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 11/01/2038	$14	$14
7.010% due 08/01/2022	4	4

Uniform Mortgage-Backed Security, TBA
2.000% due 07/01/2050 - 09/01/2050	97,000	98,863
2.500% due 07/01/2050 - 09/01/2050	370,000	384,635
3.000% due 09/01/2050	254,050	266,661
3.500% due 07/01/2035	3,000	3,152
4.000% due 08/01/2050	4,500	4,771
4.500% due 07/01/2050	127,000	136,475

Vendee Mortgage Trust
6.500% due 09/15/2024	179	197

Total U.S. Government Agencies (Cost $906,760)		909,634

U.S. TREASURY OBLIGATIONS 18.0%

U.S. Treasury Bonds
1.250% due 05/15/2050	8,400	8,067
2.250% due 08/15/2049	13,000	15,632

U.S. Treasury Notes
0.625% due 05/15/2030 (h)	50,200	50,055
1.500% due 01/31/2027 (h)(j)(l)	50,331	53,741
1.500% due 02/15/2030 (h)	132,600	143,353

Total U.S. Treasury Obligations (Cost $263,804)		270,848

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.9%

Adjustable Rate Mortgage Trust
3.535% due 01/25/2036 ^~	39	36
3.794% due 11/25/2035 ^~	116	99
3.884% due 02/25/2036 ^~	113	86
4.625% due 11/25/2035 ^~	63	58

American Home Mortgage Assets Trust
0.375% due 09/25/2046 ^•	558	526
0.395% due 10/25/2046 •	511	325
2.424% due 11/25/2046 •	562	244

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	128	122
16.534% due 09/25/2035 ^•	101	109

Banc of America Funding Trust
0.308% due 08/27/2036 ~	7,759	6,704
0.380% due 10/20/2036 •	133	114
0.395% due 04/25/2037 ^•	102	87
0.490% due 05/20/2047 •	53	54
0.585% due 05/25/2037 ^•	96	80
3.854% due 09/20/2047 ^~	99	82
3.931% due 04/20/2035 ^~	95	87
3.943% due 09/20/2046 ^~	77	69
4.217% due 02/20/2036 ~	240	227

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 03/25/2036 ^	$16	$15
5.831% due 04/25/2037 ~	653	644

Banc of America Mortgage Trust
3.764% due 05/25/2035 ^~	544	523
3.858% due 02/25/2034 ~	130	127
3.885% due 07/25/2035 ^~	16	16
5.500% due 09/25/2035 ^	323	313
5.500% due 05/25/2037 ^	113	95

BCAP LLC Trust
0.335% due 05/25/2047 ^•	61	55
0.405% due 05/25/2047 ^•	393	357
0.571% due 07/26/2036 ~	51	50
0.668% due 05/26/2035 •	20	20
0.835% due 09/25/2047 •	84	76
1.385% due 10/25/2047 •	14,479	12,643
2.531% due 11/26/2046 •	108	108
3.499% due 07/26/2036 ~	105	104
3.610% due 07/26/2036 ~	28	24
3.643% due 03/26/2037 ~	93	78
3.869% due 03/27/2037 ~	348	284

Bear Stearns Adjustable Rate Mortgage Trust
3.265% due 06/25/2035 ^~	17	15
3.415% due 05/25/2034 ~	34	31
3.747% due 03/25/2035 ~	51	48
3.766% due 02/25/2036 ^~	80	78
3.819% due 02/25/2034 ~	54	53
3.833% due 01/25/2035 ~	11	11
3.847% due 05/25/2047 ^~	185	174
3.918% due 12/25/2046 ^•	728	620
3.936% due 11/25/2034 ~	58	55
3.960% due 08/25/2035 ~	24	21
4.166% due 10/25/2035 ~	56	55
4.176% due 01/25/2034 ~	57	57
4.270% due 10/25/2035 •	358	354

Bear Stearns ALT-A Trust
0.625% due 04/25/2036 ^•	130	164
3.497% due 08/25/2036 ^~	313	254
3.520% due 01/25/2036 ~	4,619	4,276
3.545% due 02/25/2036 ^~	340	279
3.567% due 06/25/2034 ~	2,076	1,820
3.769% due 05/25/2035 ~	77	75
3.899% due 05/25/2036 ^~	468	320
3.938% due 11/25/2036 ^~	106	78
4.454% due 07/25/2035 ^~	509	376
4.553% due 02/25/2036 ^~	37	33

Bear Stearns Mortgage Funding Trust
0.375% due 01/25/2037 •	80	69

Bear Stearns Mortgage Securities, Inc.
6.295% due 03/25/2031 ~	3	3

Bear Stearns Structured Products, Inc. Trust
3.635% due 01/26/2036 ^~	617	510

Benchmark Mortgage Trust
2.952% due 08/15/2057	4,565	5,053

Cascade Funding Mortgage Trust
2.800% due 06/25/2069 ~	3,492	3,548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
3.648% due 03/25/2037 ^~	$66	$63
3.838% due 03/25/2037 ^~	36	35
4.058% due 09/25/2036 ^~	1,179	1,028
6.000% due 05/25/2037 ^	122	87

ChaseFlex Trust
0.485% due 07/25/2037 •	184	157
4.180% due 08/25/2037 ^þ	36	30
5.000% due 07/25/2037 ^	95	71

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.415% due 10/25/2035 •	1,315	1,246

Citigroup Mortgage Loan Trust
0.405% due 01/25/2037 •	3,345	2,900
3.074% due 10/25/2046 ^~	171	150
3.228% due 09/25/2059 þ	8,427	8,485
3.643% due 03/25/2037 ^~	64	55
3.732% due 09/25/2037 ~	86	83
3.767% due 07/25/2037 ^~	886	800
3.934% due 09/25/2037 ^~	455	428
3.979% due 08/25/2035 ~	16	16
4.190% due 11/25/2035 •	44	42
4.380% due 10/25/2035 •	82	80
5.500% due 12/25/2035	175	137
6.250% due 11/25/2037 ~	118	84

Citigroup Mortgage Loan Trust, Inc.
3.245% due 12/25/2035 ^~	100	68
4.576% due 08/25/2035 ~	636	629

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	131	132

Community Program Loan Trust
4.500% due 04/01/2029	58	59

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	123	90

Countrywide Alternative Loan Trust
0.325% due 08/25/2037 •	579	496
0.355% due 11/25/2036 •	197	201
0.355% due 01/25/2037 ^•	106	106
0.360% due 11/25/2036 •	6,571	5,737
0.365% due 11/25/2036 •	80	77
0.365% due 05/25/2047 •	1,107	966
0.370% due 02/20/2047 ^•	1,285	953
0.375% due 07/25/2046 ^•	72	66
0.375% due 09/25/2046 ^•	365	333
0.400% due 07/20/2046 ^•	43	32
0.405% due 05/25/2035 •	1,753	1,553
0.495% due 08/25/2035 ^•	152	129
0.685% due 05/25/2035 ^•	2,559	2,248
0.685% due 06/25/2035 •	100	89
0.705% due 07/25/2035 •	111	103
0.705% due 12/25/2035 •	856	764
0.805% due 10/25/2035 •	57	48
0.915% due 11/25/2035 •	964	930
2.504% due 02/25/2036 •	428	384

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.754% due 11/25/2047 ^•	$837	$708
2.884% due 11/25/2047 ^•	2,324	1,981
3.217% due 05/25/2036 ~	34	27
3.506% due 06/25/2037 ^~	128	118
3.529% due 08/25/2035 ~	182	169
3.640% due 11/25/2035 ^~	90	75
5.500% due 11/25/2035	100	76
5.500% due 02/25/2036 ^	69	57
5.750% due 03/25/2037 ^•	119	89
5.750% due 07/25/2037 ^	19	16
5.750% due 04/25/2047 ^	133	109
6.000% due 12/25/2034	72	71
6.000% due 03/25/2036 ^	199	144
6.000% due 08/25/2036 ^•	68	57
6.000% due 08/25/2036 ^	660	553
6.000% due 02/25/2037 ^	488	316
6.000% due 04/25/2037 ^	84	67
6.000% due 04/25/2037	12,237	12,279
6.000% due 05/25/2037 ^	391	243
6.000% due 08/25/2037 ^•	429	324
6.250% due 11/25/2036 ^	81	72
6.500% due 05/25/2036 ^	1,516	1,137
6.500% due 12/25/2036 ^	71	48
6.500% due 08/25/2037 ^	388	254
19.293% due 07/25/2035 •	42	54

Countrywide Home Loan Mortgage Pass-Through Trust
0.485% due 04/25/2046 ^•	2	0
0.508% due 03/25/2036 •	216	108
0.645% due 05/25/2035 •	73	63
0.725% due 02/25/2035 •	14	13
0.805% due 03/25/2035 •	253	234
0.925% due 02/25/2035 •	307	270
0.965% due 02/25/2035 •	260	229
2.762% due 04/25/2035 ^~	42	5
3.269% due 05/20/2036 ^~	122	119
3.443% due 08/25/2034 ~	3,871	3,794
3.484% due 10/20/2035 ~	37	34
3.547% due 02/20/2036 ~	189	177
3.567% due 06/25/2034 ~	618	624
3.570% due 01/25/2036 ^~	82	75
3.596% due 05/20/2036 ~	51	48
3.647% due 11/25/2037 ~	174	150
3.711% due 02/20/2036 ^•	27	23
3.819% due 11/25/2034 ~	70	68
4.492% due 08/25/2034 ^~	45	41
5.500% due 07/25/2037 ^	339	250
5.750% due 12/25/2035 ^	95	76
6.000% due 02/25/2037 ^	352	279
6.000% due 03/25/2037 ^	133	105
6.000% due 07/25/2037	201	135
6.500% due 11/25/2036 ^	803	499

Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^	63	63

Credit Suisse First Boston Mortgage Securities Corp.
1.335% due 09/25/2034 ^•	59	59
1.633% due 03/25/2032 ~	13	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
0.828% due 12/27/2035 •		$81	$81
3.500% due 04/26/2038 ~		540	536
3.522% due 08/26/2058		4,896	5,048
3.814% due 04/28/2037 ~		310	295

Credit Suisse Mortgage Capital Trust
0.648% due 05/27/2037 •		28	28

Deutsche ALT-A Securities, Inc.
0.485% due 04/25/2037 •		320	214

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.345% due 01/25/2047 •		42	42
0.375% due 08/25/2047 •		331	295

Deutsche Mortgage & Asset Receiving Corp.
0.628% due 11/27/2036 •		211	204

Downey Savings & Loan Association Mortgage Loan Trust
0.514% due 07/19/2045 ^•		9	0

Eurosail PLC
1.143% due 06/13/2045 •	GBP	3,865	4,742

First Horizon Alternative Mortgage Securities Trust
3.066% due 01/25/2036 ^~		$216	155
3.515% due 04/25/2036 ^~		135	123

First Horizon Mortgage Pass-Through Trust
4.281% due 11/25/2037 ^~		44	40

GMAC Mortgage Corp. Loan Trust
3.894% due 11/19/2035 ^~		123	113

GreenPoint Mortgage Funding Trust
0.385% due 12/25/2046 ^•		315	277

GS Mortgage Securities Trust
3.722% due 10/10/2049 ~		5,000	4,338

GSC Capital Corp. Mortgage Trust
0.365% due 05/25/2036 ^•		109	99

GSR Mortgage Loan Trust
3.910% due 04/25/2035 ~		30	28
3.980% due 04/25/2035 ~		46	44
4.065% due 09/25/2035 ~		151	151
4.148% due 09/25/2035 ~		66	65
4.149% due 11/25/2035 ~		116	83
4.679% due 09/25/2034 ~		59	58

HarborView Mortgage Loan Trust
0.384% due 01/19/2038 •		41	36
0.399% due 12/19/2036 •		6,475	5,218
0.434% due 12/19/2036 ^•		4,638	4,156
0.444% due 01/19/2038 ^•		29	22
0.634% due 05/19/2035 •		2,191	1,988
0.694% due 01/19/2036 •		118	87
0.874% due 01/19/2035 •		37	35
0.985% due 07/19/2045 •		38	34
3.792% due 12/19/2035 ^~		103	71
3.874% due 06/19/2036 ^~		186	125
4.138% due 12/19/2035 ^~		52	49

HomeBanc Mortgage Trust
0.365% due 12/25/2036 •		51	50

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac Secured Assets Trust
0.335% due 11/25/2036 •	$609	$571

IndyMac Mortgage Loan Trust
0.365% due 07/25/2047 •	295	224
0.375% due 09/25/2046 •	126	110
0.485% due 11/25/2035 ^•	181	128
0.745% due 03/25/2035 •	144	138
3.034% due 06/25/2037 ^~	89	80
3.313% due 06/25/2036 ~	4,869	3,963
3.370% due 10/25/2035 ~	681	579
3.385% due 06/25/2036 ~	1,040	1,016
3.473% due 11/25/2035 ^~	126	111
3.512% due 08/25/2035 ~	804	713
3.555% due 09/25/2035 ^~	80	65
3.559% due 06/25/2035 ^~	39	35
3.624% due 08/25/2036 ~	2,225	2,056

JPMorgan Alternative Loan Trust
0.345% due 10/25/2036 •	5,078	4,709
0.674% due 06/27/2037 •	2,865	2,571
3.404% due 12/25/2036 ~	10	10

JPMorgan Mortgage Trust
3.394% due 06/25/2037 ^~	126	103
3.831% due 01/25/2037 ^~	17	15
3.870% due 04/25/2035 ~	20	20
3.912% due 11/25/2035 ^~	52	48
3.920% due 09/25/2034 ~	149	148
3.939% due 11/25/2035 ^~	79	69
3.968% due 07/25/2035 ~	264	257
4.150% due 07/25/2035 ~	217	215
4.152% due 04/25/2035 ~	13	13
6.000% due 01/25/2036 ^	121	91

Lavender Trust
6.250% due 10/26/2036	290	222

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	2,976	3,004

Lehman Mortgage Trust
5.176% due 01/25/2036 ^~	120	121
5.339% due 12/25/2035 ~	205	85
6.000% due 07/25/2036 ^	76	54

Lehman XS Trust
0.375% due 11/25/2046 •	12,720	11,279
0.385% due 08/25/2046 ^•	58	53
0.415% due 04/25/2046 ^•	35	34
0.425% due 11/25/2046 ^•	12	2
0.455% due 02/25/2036 •	6,216	5,811

Luminent Mortgage Trust
0.355% due 12/25/2036 •	670	602
0.385% due 10/25/2046 •	181	165

MASTR Adjustable Rate Mortgages Trust
0.425% due 05/25/2037 •	119	69

MASTR Reperforming Loan Trust
7.000% due 05/25/2035	965	893
8.000% due 07/25/2035	903	892

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.610% due 10/20/2029 •	$34	$33

Merrill Lynch Alternative Note Asset Trust
0.345% due 01/25/2037 •	130	56
0.485% due 03/25/2037 •	906	351
6.000% due 05/25/2037 ^	169	164

Merrill Lynch Mortgage Investors Trust
0.645% due 04/25/2029 •	31	29
0.845% due 09/25/2029 •	30	29
0.845% due 11/25/2029 •	47	45
1.383% due 07/25/2029 •	31	30
3.339% due 02/25/2036 ~	32	31
4.320% due 11/25/2035 •	60	59
6.250% due 10/25/2036	1,862	1,326

Morgan Stanley Capital Trust
2.508% due 04/05/2042 ~	5,000	5,093

Morgan Stanley Dean Witter Capital, Inc. Trust
3.155% due 03/25/2033 ~	50	49

Morgan Stanley Mortgage Loan Trust
0.505% due 01/25/2035 •	27	25
3.386% due 07/25/2035 ~	2,225	1,969
3.648% due 06/25/2036 ~	79	79
6.000% due 10/25/2037 ^	78	62

Morgan Stanley Re-REMIC Trust
2.929% due 02/26/2037 •	173	150
3.218% due 03/26/2037 þ	92	80
5.500% due 10/26/2035 ~	9,228	8,284

Morgan Stanley Resecuritization Trust
0.788% due 01/26/2051 •	76	76

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	418	424

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.216% due 02/25/2036 ^~	405	340

Nomura Resecuritization Trust
6.500% due 10/26/2037	6,930	5,148

RBSSP Resecuritization Trust
0.418% due 02/26/2037 •	570	563

Residential Accredit Loans, Inc. Trust
0.355% due 12/25/2036 •	301	255
0.385% due 05/25/2047 •	117	104
0.395% due 06/25/2037 •	101	83
0.435% due 08/25/2037 •	261	235
0.485% due 08/25/2035 •	128	108
0.985% due 10/25/2045 •	92	79
3.967% due 02/25/2035 ^~	202	173
5.268% due 02/25/2036 ^~	108	86
8.000% due 04/25/2036 ^•	121	112

Residential Asset Securitization Trust
6.000% due 06/25/2036	187	118
6.000% due 11/25/2036 ^	133	78
6.000% due 03/25/2037 ^	109	63

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 11/25/2036 ^		$91	$55
6.500% due 04/25/2037 ^		1,175	492

Residential Funding Mortgage Securities, Inc. Trust
4.582% due 03/25/2035 ^~		1,095	737
6.000% due 09/25/2036 ^		221	204

Structured Adjustable Rate Mortgage Loan Trust
0.505% due 10/25/2035 •		1,100	1,028
0.920% due 06/25/2034 •		387	355
2.904% due 05/25/2035 ^•		360	288
3.478% due 07/25/2037 ^~		5	4
3.652% due 10/25/2036 ^~		120	89
3.678% due 10/25/2034 ~		40	40
3.684% due 02/25/2036 ^~		251	220
3.754% due 09/25/2036 ^~		3,225	2,747

Structured Asset Mortgage Investments Trust
0.365% due 09/25/2047 •		62	59
0.375% due 06/25/2036 •		5,382	5,227
0.375% due 07/25/2046 ^•		473	365
0.375% due 09/25/2047 •		823	753
0.385% due 05/25/2036 •		785	744
0.395% due 09/25/2047 ^•		1,164	1,166
0.405% due 05/25/2046 •		950	486
0.445% due 03/25/2037 •		110	55
0.445% due 05/25/2046 ^•		15	8
0.894% due 03/19/2034 •		244	233
0.894% due 02/19/2035 •		106	103
0.934% due 12/19/2033 •		248	239
3.625% due 02/25/2036 ^•		550	519

SunTrust Adjustable Rate Mortgage Loan Trust
3.866% due 02/25/2037 ^~		218	201

SunTrust Alternative Loan Trust
6.000% due 12/25/2035		413	409

TBW Mortgage-Backed Trust
5.965% due 07/25/2037 ~		3,701	1,956

Thornburg Mortgage Securities Trust
0.825% due 09/25/2043 •		180	175
0.925% due 09/25/2034 •		32	30
3.732% due 09/25/2037 ~		59	57

Towd Point Mortgage Funding
1.481% due 02/20/2054 •	GBP	14,969	18,557

Wachovia Mortgage Loan Trust LLC
4.214% due 10/20/2035 ~		$41	37

WaMu Mortgage Pass-Through Certificates Trust
0.455% due 12/25/2045 •		6	5
0.595% due 11/25/2045 •		186	178
0.825% due 01/25/2045 •		190	188
0.925% due 11/25/2034 •		159	154
0.965% due 10/25/2044 •		771	745
1.165% due 11/25/2034 •		439	424
2.240% due 11/25/2046 •		221	202
2.254% due 06/25/2047 ^•		52	16
2.314% due 07/25/2047 •		13,862	11,661

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.504% due 08/25/2046 •		$1,218	$1,164
2.704% due 11/25/2042 •		19	17
3.515% due 12/25/2036 ^~		1,093	1,058
3.526% due 12/25/2036 ^~		134	121
3.874% due 08/25/2036 ^~		103	93
4.369% due 08/25/2033 ~		208	205

Washington Mutual Mortgage Pass-Through Certificates Trust
0.635% due 05/25/2035 ^•		351	284
2.204% due 04/25/2047 •		350	288
2.274% due 04/25/2047 •		512	423
4.224% due 09/25/2036 ^þ		148	65

Wells Fargo Alternative Loan Trust
3.667% due 07/25/2037 ^~		48	43

Wells Fargo Mortgage-Backed Securities Trust
4.545% due 10/25/2036 ^~		327	296
6.000% due 06/25/2037 ^		68	68

Total Non-Agency Mortgage-Backed Securities (Cost $254,344)			253,437

ASSET-BACKED SECURITIES 27.1%

Aames Mortgage Investment Trust
0.965% due 10/25/2035 •		200	194
1.385% due 06/25/2035 •		872	849

AASET Trust
3.967% due 05/16/2042		1,173	1,007

AASET U.S. Ltd.
3.844% due 01/16/2038		2,260	2,051

Accredited Mortgage Loan Trust
0.445% due 09/25/2036 •		9,442	9,084
0.665% due 09/25/2035 •		200	191

ACE Securities Corp. Home Equity Loan Trust
0.295% due 12/25/2036 •		331	124
0.325% due 07/25/2036 •		149	126
0.340% due 08/25/2036 •		547	523
0.485% due 02/25/2036 •		110	107
0.800% due 12/25/2035 •		2,000	1,830
0.805% due 02/25/2036 ^•		126	120
0.845% due 11/25/2035 •		131	130
1.085% due 12/25/2034 •		142	135
1.160% due 06/25/2034 •		130	125
1.160% due 07/25/2035 •		96	95

Aegis Asset-Backed Securities Trust
0.615% due 12/25/2035 •		200	184
0.665% due 06/25/2035 •		200	184
0.885% due 03/25/2035 •		300	291
1.185% due 03/25/2035 ^•		89	85

AlbaCore EURO CLO DAC
0.000% due 07/18/2031 «•(a)	EUR	3,550	3,989

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ameriquest Mortgage Securities Trust
0.575% due 03/25/2036 •		$278	$273

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.635% due 01/25/2036 •		124	124
0.655% due 11/25/2035 •		184	180
0.705% due 09/25/2035 •		10,000	9,655
0.860% due 07/25/2035 •		433	432
1.295% due 03/25/2035 •		200	190

Amortizing Residential Collateral Trust
1.185% due 10/25/2034 •		162	158

Argent Securities Trust
0.335% due 09/25/2036 •		860	382
0.375% due 03/25/2036 •		325	214

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.415% due 01/25/2036 •		96	88
0.505% due 01/25/2036 •		3,904	3,555
1.025% due 04/25/2034 •		1,326	1,277

Asset-Backed Funding Certificates Trust
0.295% due 01/25/2037 •		437	287
0.325% due 11/25/2036 •		10,931	7,827
0.345% due 01/25/2037 •		275	182
0.405% due 01/25/2037 •		165	110
0.805% due 04/25/2034 •		51	51
0.860% due 06/25/2035 •		48	48
1.185% due 06/25/2037 •		205	185

Asset-Backed Securities Corp. Home Equity Loan Trust
0.635% due 11/25/2035 •		224	222
1.085% due 06/25/2035 •		200	195
2.060% due 09/25/2034 •		1,433	1,391
3.185% due 08/15/2033 •		22	21

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	5,300	5,904

Avery Point CLO Ltd.
2.091% due 04/25/2026 •		$1,207	1,204

Babson Euro CLO BV
0.659% due 10/25/2029 •	EUR	2,156	2,400

Basic Asset-Backed Securities Trust
0.495% due 04/25/2036 •		$91	91

Bear Stearns Asset-Backed Securities Trust
0.295% due 04/25/2031 •		44	73
0.335% due 06/25/2036 •		76	76
0.385% due 12/25/2036 •		179	179
0.415% due 02/25/2037 •		10,916	9,590
0.455% due 06/25/2036 •		200	200
0.525% due 05/25/2036 ^•		78	77
0.585% due 09/25/2046 •		132	124
0.615% due 12/25/2035 •		364	365
0.635% due 08/25/2036 •		250	243
0.675% due 09/25/2035 •		6,434	6,389
0.685% due 12/25/2035 •		60	59
0.735% due 06/25/2036 •		211	210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.885% due 11/25/2035 ^•	$137	$125
1.085% due 03/25/2034 •	2,657	2,575
1.145% due 04/25/2035 •	67	67
1.235% due 08/25/2037 •	7,091	6,269
1.365% due 06/25/2043 •	999	952
1.435% due 08/25/2037 •	89	87
3.112% due 10/25/2036 ~	43	30
4.124% due 07/25/2036 ~	271	267
22.887% due 03/25/2036 ^•	183	220

Carrington Mortgage Loan Trust
0.405% due 01/25/2037 •	1,200	819
0.445% due 02/25/2037 •	1,400	1,267
1.235% due 05/25/2035 •	300	279

Catamaran CLO Ltd.
2.341% due 01/27/2028 •	400	379

Cendant Mortgage Corp.
6.000% due 07/25/2043 ~	17	18

Cent CLO Ltd.
2.171% due 10/29/2025 •	3,276	3,271

CIT Mortgage Loan Trust
1.685% due 10/25/2037 •	6,000	5,753

Citigroup Mortgage Loan Trust
0.325% due 12/25/2036 •	310	307
0.355% due 05/25/2037 •	16,285	13,494
0.445% due 01/25/2037 •	257	256
0.585% due 11/25/2046 •	192	183
0.635% due 11/25/2045 •	126	125
6.351% due 05/25/2036 ^þ	159	82

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.115% due 05/25/2035 •	200	197

Citigroup Mortgage Loan Trust, Inc.
0.595% due 10/25/2035 •	467	475
0.920% due 09/25/2035 ^•	488	481

CLNC FL1 Ltd.
1.444% due 08/20/2035 •	14,800	14,448

Conseco Finance Corp.
6.870% due 04/01/2030 ~	106	109
7.060% due 02/01/2031 ~	513	509

Countrywide Asset-Backed Certificates
0.325% due 06/25/2035 •	1,283	1,109
0.325% due 07/25/2037 ^•	2,784	2,588
0.335% due 07/25/2036 ^•	5	5
0.335% due 01/25/2037 •	3,762	3,676
0.335% due 05/25/2037 •	210	208
0.345% due 01/25/2034 •	20	20
0.345% due 05/25/2036 •	319	307
0.345% due 03/25/2037 •	111	110
0.355% due 03/25/2037 •	118	113
0.355% due 05/25/2037 •	27	27
0.355% due 06/25/2047 •	62	62
0.365% due 06/25/2047 •	235	234
0.385% due 09/25/2037 •	4,372	3,709
0.405% due 09/25/2037 ^•	155	132

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.405% due 09/25/2047 ^•	$1,345	$1,162
0.415% due 10/25/2047 •	298	285
0.435% due 01/25/2046 ^•	4,344	3,884
0.435% due 06/25/2047 •	243	219
0.485% due 07/25/2036 •	114	112
0.535% due 04/25/2036 •	14	14
0.585% due 06/25/2036 •	300	289
0.635% due 03/25/2036 •	1,400	1,295
0.635% due 03/25/2047 ^•	78	63
0.675% due 02/25/2036 •	170	169
0.685% due 03/25/2036 •	4,367	4,111
0.845% due 12/25/2035 •	198	196
1.235% due 08/25/2035 •	52	52
1.685% due 02/25/2035 •	300	294
4.548% due 10/25/2046 ^~	14,228	13,529

Countrywide Asset-Backed Certificates Trust
0.315% due 04/25/2046 •	5,205	4,704
0.325% due 02/25/2037 •	8,901	8,114
0.335% due 09/25/2046 •	3,749	3,679
0.335% due 03/25/2047 ^•	133	130
0.375% due 06/25/2047 •	124	122
0.645% due 05/25/2036 •	469	460
0.715% due 02/25/2036 •	197	195
0.915% due 07/25/2035 •	400	390
0.985% due 08/25/2047 •	489	478
1.535% due 04/25/2035 •	200	196

Countrywide Asset-Backed Certificates Trust, Inc.
0.905% due 07/25/2034 •	109	106
1.085% due 10/25/2034 •	50	46

Countrywide Asset-Backed Certificates, Inc.
1.160% due 02/25/2034 •	59	59

Credit-Based Asset Servicing & Securitization LLC
0.305% due 07/25/2037 •	12	9
0.405% due 07/25/2037 •	252	193

CVP Cascade CLO Ltd.
2.326% due 01/16/2026 •	1,270	1,271

Delta Funding Home Equity Loan Trust
0.825% due 08/15/2030 •	48	41

ECMC Group Student Loan Trust
0.935% due 02/27/2068 •	6,708	6,525

EMC Mortgage Loan Trust
0.925% due 05/25/2040 •	11	11

First Franklin Mortgage Loan Trust
0.325% due 12/25/2036 •	275	159
0.335% due 07/25/2036 •	18	18
0.345% due 04/25/2036 •	170	163
0.425% due 04/25/2036 •	400	331
0.425% due 08/25/2036 •	267	236
0.545% due 10/25/2035 •	80	79
0.545% due 11/25/2035 •	161	150
0.860% due 06/25/2036 •	102	102
0.920% due 09/25/2035 •	29	30
0.995% due 04/25/2035 •	117	117
1.055% due 09/25/2034 •	160	161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.130% due 03/25/2035 •		$100	$97
1.385% due 01/25/2035 •		122	119
1.610% due 10/25/2034 •		580	567

First NLC Trust
0.255% due 08/25/2037 •		56	31
0.645% due 05/25/2035 •		867	814

FIRSTPLUS Home Loan Owner Trust
7.320% due 11/10/2023 ^		6	1

Fremont Home Loan Trust
0.335% due 01/25/2037 •		258	134
0.345% due 08/25/2036 •		214	84
0.355% due 02/25/2036 •		54	51
0.355% due 02/25/2037 •		861	419
0.455% due 02/25/2036 •		300	262
0.455% due 04/25/2036 •		3,000	2,489
0.920% due 07/25/2035 •		2,227	2,197
0.975% due 12/25/2029 •		7	6

Gallatin CLO Ltd.
2.269% (US0003M + 1.050%) due 07/15/2027 ~		7,503	7,420

GE-WMC Asset-Backed Pass-Through Certificates
0.685% due 12/25/2035 •		1,281	1,256

GoldenTree Loan Management EUR CLO DAC
0.000% due 07/20/2031 •(a)	EUR	14,000	15,729

GSAA Home Equity Trust
0.305% due 04/25/2047 •		$161	149

GSAMP Trust
0.275% due 01/25/2037 •		2,796	1,774
0.305% due 12/25/2036 •		958	529
0.325% due 12/25/2036 •		8,205	4,681
0.335% due 06/25/2036 •		74	74
0.335% due 09/25/2036 •		346	152
0.335% due 12/25/2046 •		592	352
0.345% due 05/25/2046 •		21	20
0.385% due 11/25/2036 •		180	106
0.415% due 12/25/2046 •		178	107
0.425% due 12/25/2035 •		28	28
0.425% due 06/25/2036 •		260	172
0.455% due 04/25/2036 •		331	256
1.835% due 10/25/2034 •		24	24

Home Equity Asset Trust
1.280% due 05/25/2035 •		200	197

Home Equity Loan Trust
0.415% due 04/25/2037 •		711	673
0.525% due 04/25/2037 •		500	381

Home Equity Mortgage Loan Asset-Backed Trust
0.325% due 11/25/2036 •		408	363
0.345% due 11/25/2036 •		340	266
0.505% due 04/25/2037 •		300	259

HSI Asset Securitization Corp. Trust
0.295% due 12/25/2036 •		226	87
0.355% due 12/25/2036 •		1,029	401
0.405% due 12/25/2036 •		686	273
0.575% due 11/25/2035 •		246	238

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IXIS Real Estate Capital Trust
0.815% due 02/25/2036 •		$184	$184

JPMorgan Mortgage Acquisition Trust
0.345% due 01/25/2036 •		40	39
0.355% due 04/25/2036 •		19	19
0.445% due 03/25/2037 •		300	292
0.445% due 06/25/2037 •		286	280
0.455% due 04/25/2036 •		176	174
0.455% due 05/25/2036 •		494	490
0.455% due 07/25/2036 •		200	184
0.465% due 01/25/2037 •		200	190
6.337% due 08/25/2036 ^þ		113	88

Lehman ABS Mortgage Loan Trust
0.275% due 06/25/2037 •		222	166
0.385% due 06/25/2037 •		179	135

Lehman XS Trust
0.335% due 04/25/2037 ^•		91	93
0.355% due 12/25/2036 •		598	667
0.355% due 02/25/2037 ^•		1,449	1,206

LoanCore Issuer Ltd.
1.315% due 05/15/2028 •		10,700	10,609

Long Beach Mortgage Loan Trust
0.745% due 07/25/2031 •		88	87
0.830% due 11/25/2035 •		299	290
0.945% due 08/25/2045 •		74	74
1.235% due 06/25/2035 •		500	475
1.460% due 02/25/2035 •		12,750	12,306
1.610% due 03/25/2032 •		197	194

Loomis Sayles CLO Ltd.
2.619% due 04/15/2028 •		550	523

M360 Advisors LLC
4.395% due 07/24/2028		2,543	2,541

MACH Cayman Ltd.
3.474% due 10/15/2039		2,370	1,993

Mackay Shields Euro CLO
1.550% due 08/15/2033 «•(a)	EUR	4,250	4,775

MAPS Ltd.
4.212% due 05/15/2043		$3,886	3,436

MASTR Asset-Backed Securities Trust
0.295% due 08/25/2036 •		174	89
0.335% due 08/25/2036 •		287	148
0.365% due 02/25/2036 •		372	179
0.425% due 06/25/2036 •		165	91
0.425% due 08/25/2036 •		172	91
0.685% due 10/25/2035 ^•		266	241
0.685% due 11/25/2035 •		9,796	6,929
0.755% due 01/25/2036 •		300	289
0.785% due 01/25/2036 •		36	36
0.935% due 12/25/2034 ^•		17	17

Merrill Lynch Mortgage Investors Trust
0.425% due 08/25/2037 •		883	554
0.635% due 02/25/2047 •		1,068	743
0.905% due 05/25/2036 •		188	183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MESA Trust
0.985% due 12/25/2031 •	$379	$374

METAL LLC
4.581% due 10/15/2042	3,395	2,529

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	448	481

Morgan Stanley ABS Capital, Inc. Trust
0.255% due 10/25/2036 •	91	47
0.295% due 10/25/2036 •	744	431
0.325% due 10/25/2036 •	2,693	1,404
0.325% due 11/25/2036 •	239	138
0.335% due 06/25/2036 •	247	170
0.335% due 09/25/2036 •	380	179
0.335% due 10/25/2036 •	218	127
0.335% due 11/25/2036 •	1,232	836
0.365% due 03/25/2037 •	396	199
0.385% due 02/25/2037 •	136	79
0.405% due 11/25/2036 •	1,437	840
0.435% due 03/25/2037 •	396	202
0.495% due 12/25/2035 •	305	299
1.085% due 05/25/2034 •	91	89
1.115% due 03/25/2035 •	103	105
1.175% due 06/25/2035 •	352	352
1.235% due 04/25/2035 •	200	188
1.435% due 07/25/2037 •	400	340
1.835% due 03/25/2034 •	123	123

Morgan Stanley Capital, Inc. Trust
0.475% due 01/25/2036 •	1,025	995

Morgan Stanley Dean Witter Capital, Inc. Trust
1.535% due 02/25/2033 •	507	500

Morgan Stanley Home Equity Loan Trust
0.345% due 04/25/2036 •	114	86
0.355% due 04/25/2037 •	605	398
0.415% due 04/25/2037 •	202	134

Morgan Stanley Mortgage Loan Trust
0.415% due 02/25/2037 •	134	56
0.545% due 04/25/2037 •	264	125
1.765% due 11/25/2036 ^•	256	112
5.965% due 09/25/2046 ^þ	363	187

Mountain View CLO Ltd.
2.019% due 10/15/2026 •	347	342

New Century Home Equity Loan Trust
0.860% due 06/25/2035 •	12	12
1.160% due 10/25/2033 •	1,545	1,507

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.595% due 02/25/2036 •	90	89
6.032% due 10/25/2036 ^þ	164	68

NovaStar Mortgage Funding Trust
0.485% due 06/25/2036 •	114	94
0.890% due 01/25/2036 •	7,500	7,311

OneMain Financial Issuance Trust
2.370% due 09/14/2032	3,365	3,376

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
0.325% due 01/25/2037 •	$66	$44
0.355% due 05/25/2037 •	168	100
0.405% due 01/25/2037 •	266	178
0.515% due 04/25/2037 •	119	78
0.545% due 01/25/2036 •	300	262
0.950% due 08/25/2035 •	400	367

Option One Mortgage Loan Trust Asset-Backed Certificates
0.845% due 11/25/2035 •	106	106
0.875% due 11/25/2035 •	3,100	2,922

Ownit Mortgage Loan Trust
0.785% due 10/25/2036 ^•	190	177

Park Place Securities, Inc.
0.675% due 09/25/2035 •	200	186

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.675% due 08/25/2035 •	200	188
0.675% due 09/25/2035 •	500	476
0.980% due 07/25/2035 •	373	365
1.010% due 07/25/2035 •	950	847
1.130% due 06/25/2035 •	200	197
1.235% due 10/25/2034 •	500	480
1.310% due 03/25/2035 •	400	386
1.430% due 01/25/2036 •	292	291
1.985% due 12/25/2034 •	676	662

People’s Choice Home Loan Securities Trust
0.905% due 05/25/2035 ^•	47	47

People’s Financial Realty Mortgage Securities Trust
0.325% due 09/25/2036 •	393	143

Popular ABS Mortgage Pass-Through Trust
0.445% due 11/25/2036 •	137	134
0.575% due 02/25/2036 •	288	284

RAAC Trust
0.485% due 06/25/2044 •	47	42
0.535% due 11/25/2046 •	537	495
0.585% due 09/25/2045 •	2,805	2,743
0.585% due 06/25/2047 •	19	19
1.385% due 10/25/2045 •	194	191
1.685% due 09/25/2047 •	600	619

Renaissance Home Equity Loan Trust
5.812% due 11/25/2036 þ	529	288
6.254% due 08/25/2036 þ	9,457	5,697
7.238% due 09/25/2037 ^þ	240	132

Residential Asset Mortgage Products Trust
0.345% due 12/25/2036 •	12	12
0.345% due 02/25/2037 •	43	43
0.465% due 09/25/2036 •	154	145
0.485% due 05/25/2036 ^•	1,018	931
0.505% due 01/25/2036 •	682	617
0.665% due 09/25/2035 •	179	179
0.830% due 11/25/2035 •	119	119
0.845% due 10/25/2035 •	88	88
0.875% due 10/25/2035 •	100	96
1.085% due 08/25/2034 •	60	60

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
0.315% due 11/25/2036 •	$443	$393
0.345% due 11/25/2036 ^•	228	226
0.355% due 11/25/2036 •	550	507
0.425% due 09/25/2036 •	378	370
0.435% due 04/25/2037 •	116	115
0.455% due 05/25/2037 •	78	77
0.465% due 06/25/2036 •	1,000	992
0.525% due 04/25/2037 •	1,600	1,459
0.565% due 02/25/2036 •	105	105
0.595% due 01/25/2036 •	64	64
0.605% due 10/25/2035 •	227	223
0.605% due 12/25/2035 •	400	389
0.625% due 11/25/2035 •	262	260
0.830% due 03/25/2035 •	450	444
0.845% due 12/25/2035 •	176	144
0.875% due 11/25/2035 •	300	290
1.025% due 12/25/2034 •	23	22

Salomon Mortgage Loan Trust
1.085% due 11/25/2033 •	111	109

Securitized Asset-Backed Receivables LLC Trust
0.275% due 07/25/2036 •	227	105
0.325% due 05/25/2036 •	496	306
0.345% due 07/25/2036 •	222	105
0.425% due 07/25/2036 •	190	93
0.435% due 05/25/2036 •	1,100	697
0.455% due 03/25/2036 •	172	160
0.845% due 08/25/2035 ^•	172	128
0.860% due 01/25/2035 •	32	30
1.145% due 01/25/2036 ^•	66	55
3.204% due 01/25/2036 ^þ	57	54

Seneca Park CLO Ltd.
2.255% due 07/17/2026 •	885	883

SG Mortgage Securities Trust
0.345% due 07/25/2036 •	30,382	9,287
0.635% due 10/25/2035 •	1,000	946

SLM Student Loan Trust
2.491% due 04/25/2023 •	3,760	3,696

Soundview Home Loan Trust
0.265% due 06/25/2037 •	53	40
0.295% due 02/25/2037 •	313	111
0.345% due 11/25/2036 •	168	166
0.365% due 02/25/2037 •	439	160
0.365% due 07/25/2037 •	2,180	2,028
0.435% due 06/25/2036 •	8,440	7,885
0.535% due 03/25/2036 •	400	383
1.010% due 06/25/2035 •	67	68
1.135% due 10/25/2037 •	328	277

South Carolina Student Loan Corp.
1.350% due 09/03/2024 •	232	228

Specialty Underwriting & Residential Finance Trust
0.335% due 09/25/2037 •	124	96
0.335% due 11/25/2037 •	828	522
0.455% due 04/25/2037 •	213	127

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.785% due 12/25/2036 •		$2,734	$2,631
1.160% due 12/25/2035 •		231	228

Starwood Commercial Mortgage Trust
1.265% due 07/15/2038 •		7,600	7,453

Structured Asset Investment Loan Trust
0.335% due 09/25/2036 •		154	148
0.375% due 03/25/2036 •		467	431
0.785% due 01/25/2036 •		265	260
0.905% due 05/25/2035 •		1,828	1,821
1.085% due 05/25/2035 •		600	575
1.115% due 09/25/2034 •		660	637
1.310% due 07/25/2033 •		45	45
1.460% due 12/25/2034 •		1,138	1,071

Structured Asset Securities Corp. Mortgage Loan Trust
0.320% due 07/25/2036 •		6,068	5,847
0.335% due 09/25/2036 •		107	102
0.355% due 12/25/2036 •		137	132
0.395% due 02/25/2037 •		544	512
0.415% due 01/25/2037 •		2,401	1,633
0.435% due 09/25/2036 •		184	181
1.085% due 08/25/2037 •		168	166
1.185% due 08/25/2037 •		445	442

Structured Asset Securities Corp. Trust
0.645% due 09/25/2035 •		700	664

THL Credit Wind River CLO Ltd.
2.089% due 10/15/2027 •		232	229

WaMu Asset-Backed Certificates WaMu Trust
0.410% due 05/25/2037 •		9,724	8,888

WAVE LLC
3.597% due 09/15/2044		2,389	2,205

Wells Fargo Home Equity Asset-Backed Securities Trust
0.515% due 05/25/2036 •		300	287
1.130% due 03/25/2035 •		847	847
1.130% due 11/25/2035 •		197	197
1.760% due 02/25/2035 •		200	197

Total Asset-Backed Securities (Cost $402,962)			408,300

SOVEREIGN ISSUES 1.2%

Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022		7,000	7,287

Export-Import Bank of India
1.326% (US0003M + 1.020%) due 03/28/2022 ~(f)		5,000	4,943

Philippines Government International Bond
0.000% due 02/03/2023 (c)	EUR	5,300	5,858

Total Sovereign Issues (Cost $17,808)			18,088

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.3%

Charles Schwab Corp.
5.000% due 12/01/2027 •(d)	4,200,000	$4,141

INDUSTRIALS 0.5%

General Electric Co.
5.000% due 01/21/2021 •(d)	10,500,000	8,260

Total Preferred Securities (Cost $14,279)		12,401

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.2%
		2,948

Total Short-Term Instruments (Cost $2,948)		2,948

Total Investments in Securities (Cost $2,442,143)		2,482,468

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	15,448	152

Total Short-Term Instruments (Cost $151)		152

Total Investments in Affiliates (Cost $151)		152

Total Investments 165.1% (Cost $2,442,294)		$2,482,620

Financial Derivative Instruments (i)(k) (0.1)% (Cost or Premiums, net $(421))		(1,089)

Other Assets and Liabilities, net (65.0)%		(977,706)

Net Assets 100.0%		$1,503,825

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of India	1.326%	03/28/2022	12/19/2019	$4,968	$4,943	0.33%
Morgan Stanley	7.500	04/02/2032	02/11/2020	6,809	6,951	0.46

				$11,777	$11,894	0.79%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$2,948	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(3,007)	$2,948	$2,948

Total Repurchase Agreements						$(3,007)	$2,948	$2,948

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	0.240%	04/13/2020	07/13/2020	$(6,489)	$(6,492)
JPS	0.140	06/23/2020	07/07/2020	(10,187)	(10,188)

Total Reverse Repurchase Agreements					$(16,680)

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
GSC	0.030%	06/18/2020	07/02/2020	$(49,821)	$(49,822)

Total Sale-Buyback Transactions					$(49,822)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$0	$(6,492)	$0	$(6,492)	$6,513	$21
FICC	2,948	0	0	2,948	(3,007)	(59)
JPS	0	(10,188)	0	(10,188)	10,162	(26)

Master Securities Forward Transaction Agreement
GSC	0	0	(49,822)	(49,822)	49,709	(113)

Total Borrowings and Other Financing Transactions	$2,948	$(16,680)	$(49,822)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(16,680)	$0	$0	$(16,680)

Total	$0	$(16,680)	$0	$0	$(16,680)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(49,822)	0	0	(49,822)

Total	$0	$(49,822)	$0	$0	$(49,822)

Total Borrowings	$0	$(66,502)	$0	$0	$(66,502)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(66,502)

(h)	Securities with an aggregate market value of $66,730 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(64,244) at a weighted average interest rate of 0.705%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	09/2020	189	$(37,483)	$(341)	$38	$0
U.S. Treasury 10-Year Note September Futures	09/2020	1,108	(154,202)	(548)	173	0

Total Futures Contracts				$(889)	$211	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.206%	$2,500	$(87)	$(13)	$(100)	$0	$(1)
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.599	5,887	(69)	21	(48)	0	(1)

						$(156)	$8	$(148)	$0	$(2)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	1.476%	$2,650	$(19)	$(23)	$(42)	$7	$0
General Electric Co.	1.000	Quarterly	06/20/2024	1.557	1,550	(2)	(31)	(33)	6	0
General Electric Co.	1.000	Quarterly	12/20/2024	1.682	800	(13)	(10)	(23)	4	0

						$(34)	$(64)	$(98)	$17	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.235%	Semi-Annual	03/04/2025	CAD	55,000	$157	$766	$923	$0	$(35)

Total Swap Agreements							$(33)	$710	$677	$17	$(37)

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$211	$17	$228	$0	$0	$(37)	$(37)

(j)

Securities with an aggregate market value of $8,048 and cash of $1,380 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	08/2020	$		19,796		CAD	27,853	$722	$0
	09/2020		ILS	1,838	$		535	3	0
BPS	07/2020		BRL	2,254			421	6	0
	07/2020		RUB	4,782			68	1	0
	07/2020	$		412		BRL	2,254	3	0
CBK	07/2020			26,708		PEN	91,634	0	(842)
	08/2020		RUB	2,140	$		31	1	0
	08/2020		SEK	585			59	0	(4)
	09/2020		PEN	91,522			26,590	792	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2020	$		251		KRW	309,491	$6	$0
DUB	07/2020		BRL	2,254	$		412	0	(3)
	07/2020	$		427		BRL	2,254	0	(13)
	08/2020		BRL	2,254	$		427	13	0
	10/2020	$		565		PEN	1,952	0	(14)
GLM	07/2020		GBP	21,417	$		26,417	0	(121)
	07/2020		RUB	6,939			93	0	(4)
	08/2020			1,858			27	1	0
HUS	07/2020	$		1,613		CAD	2,210	14	0
	08/2020		CAD	2,210	$		1,614	0	(15)
	08/2020		CHF	192			198	0	(5)
	08/2020		GBP	21,155			25,944	0	(275)
JPM	08/2020		NOK	2,660			259	0	(17)
	11/2020		MXN	12,379			544	15	0
MYI	07/2020	$		12,271		CAD	16,762	76	0
	07/2020			1,060		GBP	838	0	(22)
	08/2020		CAD	16,762	$		12,272	0	(76)
SCX	07/2020		EUR	50,887			56,638	0	(533)
	08/2020			50,887			57,194	0	(18)
	09/2020		INR	17,406			227	0	(2)
TOR	07/2020		CAD	28,048			20,362	0	(298)
	07/2020	$		6,650		CAD	9,076	35	0
	08/2020		CAD	9,076	$		6,651	0	(35)
UAG	07/2020		RUB	15,755			216	2	(6)
	08/2020	$		1,011		CAD	1,355	0	(13)

Total Forward Foreign Currency Contracts								$1,690	$(2,316)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550%	09/16/2020	40,550	$(28)	$(20)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	09/16/2020	40,550	(82)	(89)

Total Written Options						$(110)	$(109)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	2.401%	$3,100	$(54)	$(130)	$0	$(184)
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.522	1,200	(80)	68	0	(12)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.243	200	(6)	(4)	0	(10)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.401	3,100	(48)	(136)	0	(184)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.444	200	(2)	(2)	0	(4)

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	12/20/2023	2.112%	$300	$(10)	$(1)	$0	$(11)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.243	2,400	(70)	(43)	0	(113)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.444	1,400	(8)	(19)	0	(27)

Total Swap Agreements							$(278)	$(267)	$0	$(545)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$725	$0	$0	$725	$0	$(109)	$0	$(109)	$616	$(570)	$46
BPS	10	0	0	10	0	0	0	0	10	0	10
CBK	799	0	0	799	(846)	0	(184)	(1,030)	(231)	270	39
DUB	13	0	0	13	(30)	0	0	(30)	(17)	154	137
FBF	0	0	0	0	0	0	(12)	(12)	(12)	0	(12)
GLM	1	0	0	1	(125)	0	0	(125)	(124)	1	(123)
GST	0	0	0	0	0	0	(198)	(198)	(198)	321	123
HUS	14	0	0	14	(295)	0	(124)	(419)	(405)	76	(329)
JPM	15	0	0	15	(17)	0	0	(17)	(2)	0	(2)
MYC	0	0	0	0	0	0	(27)	(27)	(27)	0	(27)
MYI	76	0	0	76	(98)	0	0	(98)	(22)	0	(22)
SCX	0	0	0	0	(553)	0	0	(553)	(553)	491	(62)
TOR	35	0	0	35	(333)	0	0	(333)	(298)	137	(161)
UAG	2	0	0	2	(19)	0	0	(19)	(17)	0	(17)

Total Over the Counter	$1,690	$0	$0	$1,690	$(2,316)	$(109)	$(545)	$(2,970)

(l)

Securities with an aggregate market value of $1,461 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$211	$211
Swap Agreements	0	17	0	0	0	17

	$0	$17	$0	$0	$211	$228

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,690	$0	$1,690

	$0	$17	$0	$1,690	$211	$1,918

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$35	$37

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,316	$0	$2,316
Written Options	0	109	0	0	0	109
Swap Agreements	0	545	0	0	0	545

	$0	$654	$0	$2,316	$0	$2,970

	$0	$656	$0	$2,316	$35	$3,007

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$43	$43
Futures	0	0	0	0	(5,423)	(5,423)
Swap Agreements	0	(53)	0	0	8,647	8,594

	$0	$(53)	$0	$0	$3,267	$3,214

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,261)	$0	$(3,261)
Purchased Options	0	0	0	0	(23)	(23)
Written Options	0	767	0	0	0	767
Swap Agreements	0	93	0	0	0	93

	$0	$860	$0	$(3,261)	$(23)	$(2,424)

	$0	$807	$0	$(3,261)	$3,244	$790

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,473)	$(1,473)
Swap Agreements	0	(78)	0	0	1,357	1,279

	$0	$(78)	$0	$0	$(116)	$(194)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,156	$0	$1,156
Purchased Options	0	0	0	0	8	8
Written Options	0	(98)	0	0	0	(98)
Swap Agreements	0	(649)	0	0	0	(649)

	$0	$(747)	$0	$1,156	$8	$417

	$0	$(825)	$0	$1,156	$(108)	$223

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,978	$0	$6,978
Corporate Bonds & Notes
Banking & Finance	0	324,480	0	324,480
Industrials	0	169,359	0	169,359
Utilities	0	16,161	0	16,161
Municipal Bonds & Notes
California	0	10,357	0	10,357
Illinois	0	1,376	0	1,376
New Jersey	0	7,097	0	7,097
New York	0	13,568	0	13,568
Ohio	0	1,293	0	1,293
Pennsylvania	0	10,865	0	10,865
Texas	0	673	0	673
Virginia	0	23,591	0	23,591
West Virginia	0	21,014	0	21,014
U.S. Government Agencies	0	909,634	0	909,634
U.S. Treasury Obligations	0	270,848	0	270,848
Non-Agency Mortgage-Backed Securities	0	253,437	0	253,437
Asset-Backed Securities	0	399,536	8,764	408,300
Sovereign Issues	0	18,088	0	18,088
Preferred Securities
Banking & Finance	0	4,141	0	4,141
Industrials	0	8,260	0	8,260
Short-Term Instruments
Repurchase Agreements	0	2,948	0	2,948

	$0	$2,473,704	$8,764	$2,482,468

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$152	$0	$0	$152

Total Investments	$152	$2,473,704	$8,764	$2,482,620

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(Unaudited)

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$211	$17	$0	$228
Over the counter	0	1,690	0	1,690

	$211	$1,707	$0	$1,918

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(37)	0	(37)
Over the counter	0	(2,970)	0	(2,970)

	$0	$(3,007)	$0	$(3,007)

Total Financial Derivative Instruments	$211	$(1,300)	$0	$(1,089)

Totals	$363	$2,472,404	$8,764	$2,481,531

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series R

(Unaudited)

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 174.1%

CORPORATE BONDS & NOTES 5.2%

BANKING & FINANCE 4.3%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$100	$101

Deutsche Bank AG
4.250% due 10/14/2021		1,400	1,437

ING Bank NV
2.625% due 12/05/2022		400	420

International Lease Finance Corp.
8.250% due 12/15/2020		100	102

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	3,247	487

Lloyds Banking Group PLC
1.106% (US0003M + 0.800%) due 06/21/2021 ~		$200	201

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	3,253	488

Nykredit Realkredit A/S
1.000% due 10/01/2050		7,657	1,149
2.500% due 10/01/2047		40	6

Realkredit Danmark A/S
2.500% due 04/01/2047		26	4

Royal Bank of Scotland Group PLC
1.847% (US0003M + 1.550%) due 06/25/2024 ~		$300	300
4.519% due 06/25/2024 •		200	218

UniCredit SpA
7.830% due 12/04/2023		600	695

			5,608

INDUSTRIALS 0.0%

YPF S.A.
30.917% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	1,040	10
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~		1,320	12

			22

UTILITIES 0.9%

AT&T, Inc.
5.150% due 02/15/2050		$300	385
5.300% due 08/15/2058		100	130

Petrobras Global Finance BV
5.093% due 01/15/2030		442	441
6.125% due 01/17/2022		68	72

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sempra Energy
0.763% (US0003M + 0.450%) due 03/15/2021 ~	$100	$100

		1,128

Total Corporate Bonds & Notes (Cost $6,516)		6,758

U.S. GOVERNMENT AGENCIES 26.4%

Fannie Mae
0.630% due 02/25/2037 •	25	25
2.891% due 10/01/2044 •	3	3

Freddie Mac
3.483% due 07/01/2036 •	36	37
3.806% due 09/01/2036 •	28	29

Ginnie Mae
2.266% due 08/20/2068 •	528	523

Uniform Mortgage-Backed Security
3.500% due 12/01/2045	25	27

Uniform Mortgage-Backed Security, TBA
2.000% due 09/01/2050	1,000	1,018
2.500% due 08/01/2050 - 09/01/2050	15,600	16,220
3.000% due 09/01/2050	6,600	6,928
3.500% due 08/01/2050	600	631
4.000% due 07/01/2050	8,500	9,007

Total U.S. Government Agencies (Cost $34,352)		34,448

U.S. TREASURY OBLIGATIONS 117.4%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (g)	5,790	5,874
0.125% due 04/15/2022 (e)	10,854	11,024
0.125% due 01/15/2023	5,157	5,289
0.125% due 07/15/2026	5,981	6,359
0.250% due 07/15/2029	1,906	2,087
0.375% due 07/15/2025	1,596	1,707
0.375% due 01/15/2027 (e)	18,695	20,173
0.375% due 07/15/2027 (e)	8,429	9,174
0.500% due 01/15/2028 (e)	7,319	8,024
0.625% due 01/15/2026 (e)	9,908	10,742
0.625% due 02/15/2043	3,145	3,712
0.750% due 07/15/2028	848	957
0.750% due 02/15/2042	1,691	2,028
0.750% due 02/15/2045	3,648	4,470
0.875% due 01/15/2029	2,031	2,317
0.875% due 02/15/2047	1,057	1,350
1.000% due 02/15/2046	3,777	4,892
1.000% due 02/15/2048	1,337	1,772
1.000% due 02/15/2049 (e)	2,782	3,720
1.375% due 02/15/2044 (e)	8,418	11,505
1.750% due 01/15/2028 (e)	17,695	21,129
2.000% due 01/15/2026	1,955	2,275

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	83

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 02/15/2040		$427	$630
2.125% due 02/15/2041		3,010	4,502
2.500% due 01/15/2029		3,128	4,014
3.375% due 04/15/2032 (i)		368	549
3.625% due 04/15/2028		2,077	2,798

Total U.S. Treasury Obligations (Cost $137,828)			153,073

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

AREIT Trust
2.805% due 04/14/2037 •		500	503

Banc of America Funding Trust
3.768% due 01/20/2047 ~		602	555

Citigroup Mortgage Loan Trust
0.368% due 06/25/2047 •		210	209

Countrywide Alternative Loan Trust
0.385% due 12/20/2046 ^•		874	707

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	128	136

GSR Mortgage Loan Trust
4.065% due 09/25/2035 ~		$15	15

HarborView Mortgage Loan Trust
0.790% due 06/20/2035 •		388	385

IndyMac Mortgage Loan Trust
1.025% due 05/25/2034 •		809	743

MortgageIT Trust
1.190% due 12/25/2034 •		16	15

Residential Accredit Loans, Inc. Trust
0.365% due 06/25/2046 •		229	80

Towd Point Mortgage Funding
1.481% due 02/20/2054 •	GBP	704	873

Total Non-Agency Mortgage-Backed Securities (Cost $4,155)			4,221

ASSET-BACKED SECURITIES 7.2%

Asset-Backed Funding Certificates Trust
0.785% due 10/25/2034 •		$22	21

CIT Mortgage Loan Trust
1.535% due 10/25/2037 •		441	441

Citigroup Mortgage Loan Trust
0.265% due 01/25/2037 •		186	147
0.330% due 09/25/2036 •		508	479

Citigroup Mortgage Loan Trust, Inc.
0.645% due 10/25/2035 ^•		500	450

Countrywide Asset-Backed Certificates Trust
0.715% due 02/25/2036 •		494	489

Dryden Senior Loan Fund
2.119% due 10/15/2027 •		682	676

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Evans Grove CLO Ltd.
1.291% due 05/28/2028 •		$1,586	$1,566

First Franklin Mortgage Loan Trust
1.010% due 01/25/2035 •		2	2

Home Equity Asset Trust
1.040% due 08/25/2034 •		64	63

LoanCore Issuer Ltd.
1.315% due 05/15/2036 •		500	495

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	277

Massachusetts Educational Financing Authority
1.941% due 04/25/2038 •		$40	39

Morgan Stanley ABS Capital, Inc. Trust
0.845% due 01/25/2035 •		268	251

Mountain View CLO Ltd.
2.131% due 10/13/2027 •		183	179

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.695% due 05/25/2035 •		1,300	1,165

RAAC Trust
0.525% due 08/25/2036 •		61	60

Saxon Asset Securities Trust
0.905% due 05/25/2035 •		42	40

Shackleton CLO Ltd.
2.265% due 10/20/2028 •		1,498	1,469

Structured Asset Securities Corp. Mortgage Loan Trust
1.185% due 08/25/2037 •		33	33

Venture CLO Ltd.
1.171% due 02/28/2026 •		1,006	992

Total Asset-Backed Securities (Cost $9,367)			9,334

SOVEREIGN ISSUES 12.7%

Argentina Government International Bond
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,656	14
30.022% (BADLARPP) due 10/04/2022 ~		100	1

Australia Government International Bond
1.250% due 02/21/2022	AUD	889	623
3.000% due 09/20/2025		1,953	1,563

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	7,510	70

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2020 (b)	BRL	1,317	241

Canada Government Real Return Bond
4.250% due 12/01/2026 (c)	CAD	927	888

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

France Government International Bond
2.100% due 07/25/2023 (c)	EUR	342	$419

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (c)		5,796	6,653

Japan Government International Bond
0.100% due 03/10/2028 (c)	JPY	221,175	2,041
0.100% due 03/10/2029 (c)		131,388	1,216

Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	396

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	442	313
2.500% due 09/20/2035		432	371
3.000% due 09/20/2030		1,316	1,093

Peru Government International Bond
5.940% due 02/12/2029	PEN	900	294

Qatar Government International Bond
3.875% due 04/23/2023		$300	323

Total Sovereign Issues (Cost $16,773)			16,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS (d) 0.7%
		$921

U.S. TREASURY BILLS 1.3%
0.113% due 07/07/2020 - 07/14/2020 (a)(b)	$1,702	1,702

Total Short-Term Instruments (Cost $2,623)		2,623

Total Investments in Securities (Cost $211,614)		226,976

Total Investments 174.1% (Cost $211,614)		$226,976

Financial Derivative Instruments (f)(h) (0.2)% (Cost or Premiums, net $(785))		(235)

Other Assets and Liabilities, net (73.9)%		(96,343)

Net Assets 100.0%		$130,398

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$921	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(939)	$921	$921

Total Repurchase Agreements						$(939)	$921	$921

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	0.230%	06/15/2020	08/17/2020	$(1,473)	$(1,473)
BPG	0.220	05/21/2020	08/21/2020	(3,727)	(3,728)
	0.220	06/11/2020	09/10/2020	(1,249)	(1,249)
	0.230	05/05/2020	07/06/2020	(30,494)	(30,505)
	0.230	05/06/2020	08/06/2020	(8,390)	(8,393)
	0.230	05/26/2020	07/27/2020	(17,305)	(17,309)
MSC	0.230	05/04/2020	07/06/2020	(1,900)	(1,901)
TDM	0.220	06/03/2020	07/06/2020	(1,172)	(1,173)

Total Sale-Buyback Transactions					$(65,731)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$921	$0	$0	$921	$(939)	$(18)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,473)	(1,473)	1,482	9
BPG	0	0	(61,184)	(61,184)	61,853	669
BPS	0	0	0	0	(940)	(940)
MSC	0	0	(1,901)	(1,901)	1,928	27
TDM	0	0	(1,173)	(1,173)	1,178	5

Total Borrowings and Other Financing Transactions	$921	$0	$(65,731)

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(50,888)	$(14,843)	$0	$(65,731)

Total Borrowings	$0	$(50,888)	$(14,843)	$0	$(65,731)

Payable for sale-buyback financing transactions					$(65,731)

(e)	Securities with an aggregate market value of $66,440 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(54,251) at a weighted average interest rate of 1.003%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(8) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 116.000 on Euro-Schatz Bond September 2020 Futures(1)	08/2020	275	$	2	$0	$0	$0
Euro-Bobl September Futures	09/2020	53		8,037	26	0	(4)
Euro-Bund 10-Year Bond September Futures	09/2020	38		7,536	42	0	(8)
U.S. Treasury 5-Year Note September Futures	09/2020	338		42,501	94	0	(11)
U.S. Treasury 10-Year Ultra September Futures	09/2020	89		14,016	164	0	(22)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2020	14		3,054	(12)	0	(14)

					$314	$0	$(59)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note September Futures	09/2020	10	$	(808)	$0	$0	$0
Australia Government 10-Year Bond September Futures	09/2020	7		(719)	(12)	1	(1)
Euro-BTP Italy Government Bond September Futures	09/2020	76		(10,056)	(95)	2	(14)
Euro-Buxl 30-Year Bond September Futures	09/2020	7		(1,730)	(82)	8	0
Euro-OAT France Government 10-Year Bond September Futures	09/2020	2		(377)	(5)	0	0
Euro-Schatz September Futures	09/2020	275		(34,647)	(27)	8	0
Japan Government 10-Year Bond September Futures	09/2020	2		(2,815)	(3)	4	0
U.S. Treasury 2-Year Note September Futures	09/2020	23		(5,079)	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2020	476	$	(66,246)	$(234)	$74	$0
U.S. Treasury 30-Year Bond September Futures	09/2020	79		(14,106)	(32)	37	0

					$(490)	$134	$(15)

Total Futures Contracts					$(176)	$134	$(74)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.320%	EUR 110	$2	$(1)	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.877	$ 100	(3)	3	0	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.476	100	(5)	3	(2)	0	0

						$(6)	$5	$(1)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(6)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$736	$(44)	$48	$4	$0	$(5)
CDX.HY-34 5-Year Index	(5.000)	Quarterly	06/20/2025	1,710	103	(93)	10	0	(14)

					$59	$(45)	$14	$0	$(19)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month NZD-BBR	3.250%	Semi-Annual	03/21/2028	NZD	1,200	$4	$(170)	$(166)	$0	$(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	172,740	(3)	(34)	(37)	1	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	300	(1)	(46)	(47)	3	0
Receive	CPURNSA	1.350	Maturity	07/05/2020	$	4,000	0	(42)	(42)	0	0
Receive	CPURNSA	2.168	Maturity	07/15/2020		1,700	0	(31)	(31)	0	0
Receive	CPURNSA	1.721	Maturity	07/15/2020		200	0	(3)	(3)	0	0
Receive	CPURNSA	2.027	Maturity	11/23/2020		1,400	0	(23)	(23)	0	(3)
Receive	CPURNSA	2.021	Maturity	11/25/2020		1,300	0	(21)	(21)	0	(2)
Pay	CPURNSA	0.860	Maturity	06/15/2021		3,200	0	1	1	0	(4)
Pay	CPURNSA	1.338	Maturity	06/29/2021		100	0	0	0	0	0
Receive(7)	CPURNSA	1.345	Maturity	07/02/2021		500	0	0	0	0	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		800	27	(24)	3	0	0
Receive	CPURNSA	1.432	Maturity	08/06/2021		1,100	0	(14)	(14)	0	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		770	23	(24)	(1)	0	0
Receive	CPURNSA	1.592	Maturity	09/20/2021		600	0	(10)	(10)	0	0
Receive	CPURNSA	1.488	Maturity	10/01/2021		2,400	0	(34)	(34)	0	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		5,000	(743)	68	(675)	3	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,240	0	(149)	(149)	1	0
Receive	CPURNSA	2.220	Maturity	04/13/2023		318	0	(16)	(16)	0	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		2,200	0	229	229	0	(4)
Pay	CPURNSA	2.165	Maturity	04/16/2029		2,000	0	153	153	0	(4)
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,000	0	54	54	0	(2)
Pay	CPURNSA	1.998	Maturity	07/25/2029		1,300	0	80	80	0	(3)
Pay	CPURNSA	1.883	Maturity	11/20/2029		500	1	22	23	0	(1)

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	FRCPXTOB	1.160%	Maturity	08/15/2020	EUR	40	$0	$(1)	$(1)	$0	$0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		600	0	(18)	(18)	0	0
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		300	0	25	25	0	(3)
Pay	UKRPI	2.890	Maturity	06/15/2022	GBP	2,600	0	20	20	0	(2)
Pay	UKRPI	3.850	Maturity	09/15/2024		1,900	(1)	146	145	0	(3)
Pay	UKRPI	3.330	Maturity	01/15/2025		5,800	158	18	176	0	(11)
Pay	UKRPI	3.603	Maturity	11/15/2028		60	0	5	5	0	0
Pay	UKRPI	3.718	Maturity	12/15/2028		10	0	1	1	0	0
Pay	UKRPI	3.438	Maturity	01/15/2030		3,000	0	86	86	0	(19)
Pay	UKRPI	3.480	Maturity	01/15/2030		700	9	15	24	0	(4)
Pay	UKRPI	3.325	Maturity	08/15/2030		2,050	(5)	122	117	0	(17)
Pay	UKRPI	3.140	Maturity	04/15/2031		40	(4)	3	(1)	0	0

							$(535)	$388	$(147)	$8	$(85)

Total Swap Agreements							$(482)	$348	$(134)	$8	$(104)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$134	$8	$142	$0	$(74)	$(104)	$(178)

(g)

Securities with an aggregate market value of $133 and cash of $2,012 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(7)	This instrument has a forward starting effective date.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2020	$		851		JPY	90,890	$0	$(9)
	08/2020		JPY	90,890	$		851	9	0
BPS	07/2020		BRL	250			47	1	0
	07/2020		EUR	1,329			1,504	11	0
	07/2020		GBP	524			663	14	0
	07/2020	$		46		BRL	250	0	0
CBK	07/2020		BRL	1,317	$		315	73	0
	07/2020		CAD	1,173			856	0	(8)
	07/2020		EUR	814			922	8	0
	07/2020		PEN	963			280	8	0
	07/2020	$		240		BRL	1,317	2	0
	07/2020			632		DKK	4,186	1	(2)
	07/2020			601		EUR	533	0	(2)
	08/2020		NZD	2,827	$		1,811	0	(14)
	10/2020		DKK	4,186			633	2	(1)
DUB	07/2020		BRL	1,567			286	0	(2)
	07/2020	$		297		BRL	1,567	0	(9)
	08/2020		BRL	1,567	$		297	9	0
GLM	07/2020		DKK	14,335			2,104	0	(57)
	07/2020		MXN	8,166			328	0	(27)
	07/2020	$		133		GBP	105	0	(3)
HUS	07/2020		EUR	669	$		747	0	(5)
	07/2020		GBP	1,346			1,669	1	0
	07/2020		NZD	2,827			1,756	0	(68)
	08/2020		GBP	1,765			2,164	0	(23)
	09/2020		PLN	195			50	0	0
JPM	07/2020	$		248		DKK	1,638	0	(1)
	07/2020			80		EUR	71	0	0
	08/2020			241		BRL	1,317	1	0
	10/2020		BRL	1,317	$		241	0	(1)
	10/2020		DKK	1,638			249	1	0
MYI	07/2020		AUD	3,151			2,091	0	(84)
	07/2020	$		2,079		AUD	3,151	96	0
	07/2020			911		DKK	6,041	1	(1)
	07/2020			1,063		JPY	113,658	0	(10)
	08/2020		JPY	113,658	$		1,063	10	0
	09/2020		PLN	249			63	0	0
	10/2020		DKK	8,475			1,282	2	(1)
SCX	07/2020		EUR	3,271			3,641	0	(34)
	07/2020	$		2,168		AUD	3,151	7	0
	08/2020		AUD	3,151	$		2,168	0	(7)
	08/2020		EUR	5,479			6,158	0	(2)
TOR	07/2020		AUD	3,151			2,094	0	(80)
	07/2020		JPY	357,100			3,317	10	0
	07/2020	$		688		JPY	73,581	0	(6)
	08/2020		JPY	73,581	$		688	6	0
UAG	07/2020	$		739		JPY	78,970	0	(7)
	08/2020		JPY	78,970	$		739	7	0

Total Forward Foreign Currency Contracts								$280	$(464)

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA	$72.000	07/07/2020	15,400	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA	73.000	07/07/2020	7,800	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA	76.000	07/07/2020	8,000	0	0

Total Purchased Options					$1	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	08/19/2020	1,000	$(1)	$(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	1,000	(2)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	08/19/2020	800	(1)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.550	09/16/2020	1,000	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	09/16/2020	1,000	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	09/16/2020	800	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	09/16/2020	800	(1)	(2)
BPS	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	600	0	0
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.625	08/19/2020	900	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	600	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	08/19/2020	900	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	700	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	700	(1)	(1)
DUB	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.550	08/19/2020	800	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	08/19/2020	800	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	600	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	600	(1)	(1)
GST	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	08/19/2020	900	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.100	08/19/2020	900	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	09/16/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.100	09/16/2020	700	(1)	(1)
JPM	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	700	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	700	(2)	(2)

						$(23)	$(20)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,400	$(18)	$0
GLM	Cap - OTC CPALEMU	TBD	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	(54)	(1)
JPM	Cap - OTC CPURNSA	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	0
	Cap - OTC CPURNSA	TBD	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	0
	Floor - OTC YOY CPURNSA	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	2,100	(39)	0

						$(162)	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	08/27/2020	900	$(28)	$(30)
JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	500	(15)	(16)
MYC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	1,100	(36)	(35)

							$(79)	$(81)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA	$102.078	08/06/2020	2,000	$(8)	$(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA	102.133	08/06/2020	300	(1)	0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA	100.789	07/07/2020	1,700	(11)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA	100.867	07/07/2020	1,700	(11)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA	102.504	07/07/2020	1,000	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA	102.531	07/07/2020	700	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA	102.563	08/06/2020	200	(1)	0

					$(40)	$(4)

Total Written Options					$(304)	$(106)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	CPURNSA	1.560%	Maturity	12/17/2020		$1,700	$0	$3	$3	$0
BRC	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028	ILS	480	0	16	16	0
GLM	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028		890	0	32	32	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		370	0	13	13	0
JPM	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028		460	0	17	17	0
MYC	Pay	CPURNSA	1.548	Maturity	12/21/2020		$4,000	0	10	10	0

Total Swap Agreements								$0	$91	$91	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$9	$0	$3	$12	$(9)	$(7)	$0	$(16)	$(4)	$0	$(4)
BPS	26	0	0	26	0	(4)	0	(4)	22	0	22
BRC	0	0	16	16	0	0	0	0	16	0	16

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
CBK	$94	$0	$0	$94	$(27)	$0	$0	$(27)	$67	$0	$67
DUB	9	0	0	9	(11)	(4)	0	(15)	(6)	(10)	(16)
GLM	0	0	45	45	(87)	(31)	0	(118)	(73)	0	(73)
GSC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
HUS	1	0	0	1	(96)	0	0	(96)	(95)	0	(95)
JPM	2	0	17	19	(2)	(21)	0	(23)	(4)	0	(4)
MYC	0	0	10	10	0	(35)	0	(35)	(25)	0	(25)
MYI	109	0	0	109	(96)	0	0	(96)	13	34	47
SCX	7	0	0	7	(43)	0	0	(43)	(36)	0	(36)
TOR	16	0	0	16	(86)	0	0	(86)	(70)	0	(70)
UAG	7	0	0	7	(7)	0	0	(7)	0	0	0

Total Over the Counter	$280	$0	$91	$371	$(464)	$(106)	$0	$(570)

(i)

Securities with an aggregate market value of $34 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$134	$134
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$142	$142

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$280	$0	$280
Swap Agreements	0	0	0	0	91	91

	$0	$0	$0	$280	$91	$371

	$0	$0	$0	$280	$233	$513

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$74	$74
Swap Agreements	0	19	0	0	85	104

	$0	$19	$0	$0	$159	$178

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$464	$0	$464
Written Options	0	20	0	0	86	106

	$0	$20	$0	$464	$86	$570

	$0	$39	$0	$464	$245	$748

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Written Options	0	0	0	0	14	14
Futures	0	0	0	0	(1,286)	(1,286)
Swap Agreements	0	294	0	0	(2,272)	(1,978)

	$0	$294	$0	$0	$(3,538)	$(3,244)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$289	$0	$289
Purchased Options	0	0	0	0	839	839
Written Options	0	9	0	0	(304)	(295)
Swap Agreements	0	(8)	0	0	(843)	(851)

	$0	$1	$0	$289	$(308)	$(18)

	$0	$295	$0	$289	$(3,846)	$(3,262)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Written Options	0	0	0	0	(3)	(3)
Futures	0	0	0	0	(123)	(123)
Swap Agreements	0	174	0	0	869	1,043

	$0	$174	$0	$0	$745	$919

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(54)	$0	$(54)
Purchased Options	0	0	0	0	245	245
Written Options	0	1	0	0	(546)	(545)
Swap Agreements	0	7	0	0	531	538

	$0	$8	$0	$(54)	$230	$184

	$0	$182	$0	$(54)	$975	$1,103

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,608	$0	$5,608
Industrials	0	12	10	22
Utilities	0	1,128	0	1,128
U.S. Government Agencies	0	34,448	0	34,448
U.S. Treasury Obligations	0	153,073	0	153,073
Non-Agency Mortgage-Backed Securities	0	4,221	0	4,221
Asset-Backed Securities	0	9,334	0	9,334
Sovereign Issues	0	16,519	0	16,519
Short-Term Instruments
Repurchase Agreements	0	921	0	921
U.S. Treasury Bills	0	1,702	0	1,702
Total Investments	$0	$226,966	$10	$226,976

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	134	8	0	142
Over the counter	0	371	0	371
	$134	$379	$0	$513

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(74)	(104)	0	(178)
Over the counter	(2)	(568)	0	(570)
	$(76)	$(672)	$0	$(748)
Total Financial Derivative Instruments	$58	$(293)	$0	$(235)
Totals	$58	$226,673	$10	$226,741

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	95

Schedule of Investments PIMCO Fixed Income SHares: Series TE

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.2%

MUNICIPAL BONDS & NOTES 97.5%

ALABAMA 0.8%

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	$500	$689

ARIZONA 1.5%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2028	250	275

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,085

		1,360

CALIFORNIA 9.3%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,258

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,013

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (c)	3,000	3,523

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,300	1,591

		8,385

COLORADO 3.8%

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,351

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	1,073

		3,424

CONNECTICUT 2.8%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2029	110	138

Connecticut Special Tax State Revenue Bonds, Series 2020
5.000% due 05/01/2034	1,000	1,285

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	$1,000	$1,141

		2,564

FLORIDA 2.9%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,438

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	639

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2029 (b)	700	557

		2,634

GEORGIA 2.7%

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	1,665	1,814

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	500	597

		2,411

ILLINOIS 15.1%

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	1,068

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,500	1,693

Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,056

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2032	795	966

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2037 ^(a)	1,000	276

Illinois State General Obligation Bonds, Series 2018
5.000% due 10/01/2033	1,000	1,073

Illinois State General Obligation Notes, Series 2017
5.000% due 12/01/2026	2,000	2,183

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	850	971

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,000	1,061

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	$1,000	$950
3.000% due 06/15/2034	1,180	1,074

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,000	1,221

		13,592

INDIANA 1.4%

Indianapolis Local Public Improvement Bond Bank Revenue Notes, Series 2019
1.450% due 06/01/2021	700	700

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	546

		1,246

KANSAS 2.4%

Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,124

KENTUCKY 1.5%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	1,170	1,322

LOUISIANA 0.7%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	650	636

MASSACHUSETTS 3.1%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2041	500	578

Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,261

		2,839

MICHIGAN 4.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	385	491

Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	2,000	2,093

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2024	$1,000	$1,155

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	500	626

		4,365

NEVADA 1.5%

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.125% due 06/01/2058	1,250	1,359

NEW JERSEY 7.0%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2042	1,250	1,476

Atlantic City, New Jersey General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2026	250	304

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	1,500	1,578

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,098

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	500	626
5.000% due 06/01/2033	1,000	1,215

		6,297

NEW YORK 10.6%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	1,340	1,444

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.936% (0.67* US0001M + 0.820%) due 11/01/2026 ~	500	481

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,500	1,683

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
5.000% due 05/01/2037	345	436

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2029	265	342

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	97

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2040	$500	$584

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,133

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	420	484

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,177

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	1,500	1,826

		9,590

OHIO 4.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	1,500	1,624
5.000% due 06/01/2033	1,000	1,293
5.000% due 06/01/2034	1,000	1,287

		4,204

PENNSYLVANIA 5.0%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	1,000	1,013

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,243

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	1,000	1,054

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (c)	1,000	1,174

		4,484

PUERTO RICO 1.0%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.480% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,010	891

SOUTH CAROLINA 1.3%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	1,000	1,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.2%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	$200	$227

TEXAS 10.4%

Irving Hospital Authority, Texas Revenue Bonds, Series 2017
1.230% (MUNIPSA + 1.100%) due 10/15/2044 ~	1,000	976

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,169

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2025	1,000	1,174

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,126

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	4,250	4,943

		9,388

WASHINGTON 1.8%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (c)	500	573

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	1,079

		1,652

WISCONSIN 1.2%

WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,126

Total Municipal Bonds & Notes (Cost $82,489)		87,975

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (d) 0.7%
		675

Total Short-Term Instruments (Cost $675)		675

Total Investments in Securities (Cost $83,164)		88,650

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.8%

SHORT-TERM INSTRUMENTS 4.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.8%

PIMCO Short-Term Floating NAV Portfolio III	435,651	$4,295

Total Short-Term Instruments (Cost $4,291)		4,295

Total Investments in Affiliates (Cost $4,291)		4,295

Total Investments 103.0% (Cost $87,455)		$92,945

Other Assets and Liabilities, net (3.0)%		(2,720)

Net Assets 100.0%		$90,225

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$675	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(689)	$675	$675

Total Repurchase Agreements						$(689)	$675	$675

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	99

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$675	$0	$0	$675	$(689)	$(14)

Total Borrowings and Other Financing Transactions	$675	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$689	$0	$689
Arizona	0	1,360	0	1,360
California	0	8,385	0	8,385
Colorado	0	3,424	0	3,424
Connecticut	0	2,564	0	2,564
Florida	0	2,634	0	2,634
Georgia	0	2,411	0	2,411
Illinois	0	13,592	0	13,592
Indiana	0	1,246	0	1,246
Kansas	0	2,124	0	2,124
Kentucky	0	1,322	0	1,322
Louisiana	0	636	0	636
Massachusetts	0	2,839	0	2,839
Michigan	0	4,365	0	4,365
Nevada	0	1,359	0	1,359
New Jersey	0	6,297	0	6,297
New York	0	9,590	0	9,590
Ohio	0	4,204	0	4,204
Pennsylvania	0	4,484	0	4,484
Puerto Rico	0	891	0	891
South Carolina	0	1,166	0	1,166
Tennessee	0	227	0	227
Texas	0	9,388	0	9,388
Washington	0	1,652	0	1,652
Wisconsin	0	1,126	0	1,126
Short-Term Instruments
Repurchase Agreements	0	675	0	675

	$0	$88,650	$0	$88,650

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,295	$0	$0	$4,295

Total Investments	$4,295	$88,650	$0	$92,945

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2020	101

Notes to Financial Statements

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

102	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2020

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and distributed monthly, generally on the last business day of the month. In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and

SEMIANNUAL REPORT	JUNE 30, 2020	103

Notes to Financial Statements (Cont.)

practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio or class less any liabilities by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolios generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of

104	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2020

official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S. security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not

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Notes to Financial Statements (Cont.)

exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

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(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are

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Notes to Financial Statements (Cont.)

observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request,

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Notes to Financial Statements (Cont.)

as applicable. The table below shows the Portfolios’ transactions in and earnings from these affiliated issuers for the period ended June 30, 2020 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 12/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Fixed Income SHares: Series C	$183	$9,203	$(9,300)	$18	$0	$104	$3	$0

PIMCO Fixed Income SHares: Series LD	118	40,809	(40,890)	(30)	0	7	9	0

PIMCO Fixed Income SHares: Series M	192	104,722	(104,801)	38	1	152	21	0

PIMCO Fixed Income SHares: Series TE	710	29,913	(26,300)	(32)	4	4,295	13	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In

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Notes to Financial Statements (Cont.)

the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of

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high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

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Notes to Financial Statements (Cont.)

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at June 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not

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backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the

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Notes to Financial Statements (Cont.)

repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

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(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

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Notes to Financial Statements (Cont.)

A TOB Residual held by a Portfolio provides the Portfolio with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in additional municipal bonds. The Portfolios account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond

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programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Portfolio) to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolio’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Portfolios hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Portfolios as the TOB residual holders.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended June 30, 2020, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*
Fixed Income SHares: Series TE	$3,375	1.45%

*	Annualized

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolios’ investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolios’ investment restrictions). If a borrowing portfolios’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or

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Notes to Financial Statements (Cont.)

emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Portfolios of the Trust in relation to the Interfund Lending Program, and the Portfolios’ Board of Trustees has authorized the Portfolios to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending portfolio to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and

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Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at

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specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act (if any), the Portfolio will account for derivative instruments at market value. For purposes of applying a Portfolio’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other

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Notes to Financial Statements (Cont.)

instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery

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values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Portfolio. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to utilize such instruments to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the instrument.

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7. PRINCIPAL AND OTHER RISKS

Principal And Other Risks

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE

Small Portfolio	—	X	—	—	X

Interest Rate	X	X	X	X	X

Credit	X	X	X	X	X

Market	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	—

Emerging Markets	X	X	X	X	—

Focused Investment	X	X	X	X	X

Derivatives	X	X	X	X	X

Liquidity	X	X	X	X	X

Management	X	X	X	X	X

High Yield	X	X	X	X	—

Currency	X	X	X	X	—

Leveraging	X	X	X	X	—

Issuer	X	X	X	X	X

Turnover	X	X	X	X	X

Municipal Securities	X	X	X	X	X

Municipal Project-Specific	—	—	—	—	X

Municipal Bond Market	—	—	—	—	X

California State-Specific	—	—	—	—	X

New York State-Specific	—	—	—	—	X

Sovereign Debt	—	—	—	X	—

Contingent Convertible Securities	X	—	—	—	—

Please see “Description of Principal Risks” in a Portfolio’s prospectus for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk  is the risk that a smaller Portfolio may not achieve investment or trading efficiencies. Additionally, a smaller Portfolio may be more adversely affected by large purchases or redemptions of Portfolio shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Notes to Financial Statements (Cont.)

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Focused Investment Risk  is the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and the Portfolio may be unable to sell certain investments at an advantageous time or price or achieve its

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desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Turnover Risk  is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

Municipal Securities Risk  is the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Municipal Project-Specific Risk  is the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

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Notes to Financial Statements (Cont.)

Municipal Bond Market Risk  is the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

California State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Portfolio’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Portfolio’s performance.

Market Disruption Risk  A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for

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the securities a Portfolio holds, and may adversely affect a Portfolio’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

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Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

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Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers

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Notes to Financial Statements (Cont.)

(e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust). The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue

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of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

Fixed Income SHares: Series C	$32,684	$24,466

Fixed Income SHares: Series LD	4727	7,275

Fixed Income SHares: Series M	36,404	9,721

Fixed Income SHares: Series R	1,243	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

Fixed Income SHares: Series C	$6,241,519	$6,444,595	$181,774	$84,904

Fixed Income SHares: Series LD	43,645	53,992	30,270	20,757

Fixed Income SHares: Series M	7,409,336	6,942,402	184,472	36,980

Fixed Income SHares: Series R	270,566	268,124	8,846	2,230

Fixed Income SHares: Series TE	—	—	38,643	40,406

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2020	135

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of June 30, 2020, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended December 31, 2019, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
Fixed Income SHares: Series C	$186,399	$7,785
Fixed Income SHares: Series LD	2,223	2,345
Fixed Income SHares: Series M	0	10,720
Fixed Income SHares: Series R	1,265	35,872
Fixed Income SHares: Series TE	129	774

†	A zero balance may reflect actual amounts rounding to less than one thousand.

136	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2020

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
Fixed Income SHares: Series C	$1,992,792	$79,809	$(24,700)	$55,109
Fixed Income SHares: Series LD	152,073	2,946	(2,457)	489
Fixed Income SHares: Series M	2,442,506	77,945	(39,323)	38,622
Fixed Income SHares: Series R	211,808	17,178	(2,519)	14,659
Fixed Income SHares: Series TE	87,478	6,300	(833)	5,467

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2020	137

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co. LLC
BOA	Bank of America N.A.	GST	Goldman Sachs International
BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.
BPG	BNP Paribas Securities Corp.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	JPS	J.P. Morgan Securities LLC
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co. LLC.
BSN	The Bank of Nova Scotia - Toronto	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DEU	Deutsche Bank Securities, Inc.	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FBF	Credit Suisse International	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	TDM	TD Securities (USA) LLC
FOB	Credit Suisse Securities (USA) LLC	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GRE	NatWest Markets Securities Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
COP	Colombian Peso	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	FRCPXTOB	France Consumer Price ex-Tobacco Index
BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	US0001M	1 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	Q-SBLF	Qualified School Bond Loan Fund
BAM	Build America Mutual Assurance	ST	State

138	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	PIK	Payment-in-Kind
BBR	Bank Bill Rate	REMIC	Real Estate Mortgage Investment Conduit
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TELBOR	Tel Aviv Inter-Bank Offered Rate
EURIBOR	Euro Interbank Offered Rate	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	JUNE 30, 2020	139

Changes to Boards of Trustees

(Unaudited)

Effective June 11, 2020, the Board of Trustees appointed Mr. Joseph B. Kittredge, Jr. to the Board as a Trustee of the Trust.

140	PIMCO MANAGED ACCOUNTS TRUST

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Managed Accounts Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), which is reasonably designed to assess and manage the Portfolios’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Portfolio’s “liquidity risk” is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. In accordance with the Program, each Portfolio’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Portfolio’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Portfolio has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Portfolio net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Portfolio’s HLIM is periodically reviewed, no less frequently than annually, and the Portfolios have adopted policies and procedures for responding to a shortfall of a Portfolio’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Portfolios’ investments in illiquid investments by prohibiting a Portfolio from acquiring any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Portfolio’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on March 30, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Portfolio’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolios’ liquidity developments. This has remained true for the reporting period ended June 30, 2020.

SEMIANNUAL REPORT	JUNE 30, 2020	141

Approval of Investment Advisory Contract and Other Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of PIMCO Managed Accounts Trust (“PMAT”), voting separately, annually approve any continuation of the Investment Advisory Contract between PMAT, on behalf of each of its series (each, a “Portfolio” and, collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) (the “Agreement”). At a meeting held by videoconference1 on June 11, 2020 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of the Agreement for an additional one-year period commencing on August 1, 2020.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreement also involved multiple planning discussions and meetings of the Contracts Committee of the Board (the “Committee”) (the Approval Meeting, together with such planning discussions and Committee meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from management of the Portfolios attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating the Agreement.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Portfolio, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various services performed by PIMCO under the Agreement.

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Portfolios. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Portfolio, including the use of derivatives if used as part of a Portfolio’s strategy, as well as periodic reports on, among

1 The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

142	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees also reviewed information regarding the investment performance for each Portfolio and certain composites comprised of separate accounts managed by PIMCO that invest in the Portfolios, along with associated benchmark indices for such separate accounts, as well as the estimated profitability to PIMCO with respect to the Portfolios (taking into account profitability estimates of related separate accounts) for the one-year period ended December 31, 2019.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Portfolios, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Portfolios. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Portfolios. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Portfolios; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on the Portfolios and their holdings of recent market volatility.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Portfolios beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and ability to comply with the investment policies of the Portfolios; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreement; the nature, extent, and quality of the investment advisory services PIMCO is responsible for providing to the Portfolios; PIMCO’s risk management function; and conditions that might affect PIMCO’s ability to provide high-quality services to the Portfolios in the future under the Agreement, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Portfolios for which it receives no direct management fee. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal,

SEMIANNUAL REPORT	JUNE 30, 2020	143

Approval of Investment Advisory Contract and Other Agreements (Cont.)

regulatory, and compliance risks as they relate to the Portfolios. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Portfolios’ various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Portfolios through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees also considered PIMCO’s effective operation and implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions and its oversight of the service providers’ business continuity during this period.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Portfolio given its investment objective and policies, PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and PIMCO would otherwise be able to continue to provide investment and non-investment services to each Portfolio of an appropriate extent and quality.

Fee and Expense Information

The Trustees also gave substantial consideration to the fact that, with respect to each Portfolio, no fees are payable to PIMCO from the Portfolios under the Agreement, and that PIMCO has entered into an Expense Limitation Agreement with PMAT, on behalf of each Portfolio, pursuant to which PIMCO waives all fees and/or pays or reimburses all expenses of the Portfolios, except extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of portfolio investments, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolios invest, taxes, governmental fees and dividends and interest on short positions.

Performance Information

The Trustees also considered the performance of each Portfolio as compared to the performance of a composite comprised of separate accounts managed by PIMCO that invest in the Portfolio, along with associated benchmark indices for such separate accounts. The Trustees noted that because the Portfolios are intended to form only a portion of an overall investment strategy and were developed exclusively for use within separately managed accounts, comparisons to the performance of traditional stand-alone funds or accounts managed by PIMCO would produce limited relevant information. The Trustees noted that each Portfolio outperformed the performance of the associated benchmark for the one-year, three-year, five-year, and ten-year periods ending December 31, 2019, as applicable, except that Fixed Income SHares: Series C underperformed the associated benchmark for the one-year period ended December 31, 2019. In addition, the Trustees considered matters bearing on the Portfolios and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

144	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Profitability, Economies of Scale, and Fall-out Benefits

Because the Portfolios do not pay fees directly, the Trustees did not place emphasis on the extent to which economies of scale would be realized due to potential growth of assets in the Portfolios or whether fee and expense levels reflect economies of scale for the Portfolios’ shareholders.

The Trustees considered the fact that PIMCO and its affiliates may benefit from their relationships with the sponsors of wrap programs for which the Portfolios are an investment option. They noted such benefits include the receipt by PIMCO and its affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment adviser to the Portfolios and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Portfolios’ portfolio transactions on an agency basis.

The Trustees also considered the amounts paid by the sponsors of the “wrap” programs to PIMCO and/or its affiliates with respect to wrap account assets invested in the Portfolios, as well as the fees “imputed” to PIMCO, for purposes of arriving at an estimate of profitability arising from PIMCO’s and its affiliates’ relationships with the Portfolios. Among other information, the Trustees took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Portfolios and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analysis provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

Conclusion

After reviewing these and other factors described herein, including that no fees are payable under the Agreement, the Trustees concluded, with respect to each Portfolio, within the context of their overall conclusions regarding the Agreement, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Portfolios. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Portfolio and its shareholders, and should be approved.

SEMIANNUAL REPORT	JUNE 30, 2020	145

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

FISH4001SAR_063020

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	August 26, 2020

By:	/s/ Bradley Todd

Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	August 26, 2020